                                                                   Exhibit 10.29

--------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                         SECURITY AND FUNDING AGREEMENT


                                  by and among
                                  ------------

                    AMERICREDIT MANHATTAN TRUST, as Borrower,


                            THE CHASE MANHATTAN BANK,
                        as Administrative Agent on behalf
                             of the Secured Parties
                         and as Securities Intermediary

                                       and
                                       ---

                 THE SEVERAL SECURED PARTIES AND FUNDING AGENTS
                         PARTY HERETO FROM TIME TO TIME


                           Dated as of March 30, 2001

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS



                                    ARTICLE I

                                   DEFINITIONS

                                                                            Page
                                                                            ----
Section 1.1       Defined Terms ..............................................2

                                   ARTICLE II

                                 THE COLLATERAL

Section 2.1       Grant of Security Interest by the Borrower .................2
Section 2.2       No Transfer of Duties ......................................4
Section 2.3       Termination and Release of Rights ..........................4

                                   ARTICLE III

                            THE ADMINISTRATIVE AGENT

Section 3.1       Appointment and Powers .....................................6

Section 3.2       Performance of Duties ......................................6

Section 3.3       Limitation on Liability ....................................6

Section 3.4       Indemnification ............................................7

Section 3.5       Compensation and Reimbursement .............................7

Section 3.6       Waiver of Setoffs ..........................................7

Section 3.7       Control by the Required Lending Groups .....................8

Section 3.8       Successor Administrative Agent .............................8

Section 3.9       Notices to Funding Agents ..................................9

                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                                 OF THE BORROWER

Section 4.1       Representations and Warranties of the Borrower .............9
Section 4.2       Covenants of the Borrower .................................12


                                    ARTICLE V

                REQUIRED LENDING GROUPS; INTERCREDITOR PROVISIONS
Section 5.1       Authority of Required Lending Groups ................................18
Section 5.2       Rights of Secured Parties ...........................................18
Section 5.3       Degree of Care ......................................................18

                                   ARTICLE VI

                          TERMINATION EVENTS; REMEDIES

Section 6.1       Termination Events; Remedies ........................................20
Section 6.2       Restoration of Rights and Remedies ..................................23
Section 6.3       No Remedy Exclusive .................................................23

                                   ARTICLE VII

                                FUNDINGS; THE VFN

Section 7.1       Loans to Borrower; Funding Procedures; the VFN ......................24
Section 7.2       Sharing of Payments, Etc ............................................36
Section 7.3       Right of Setoff .....................................................37
Section 7.4       Interest ............................................................37
Section 7.5       Payments Generally ..................................................38
Section 7.6       Broken Funding ......................................................38
Section 7.7       Conversion and Continuation of Outstanding Advances Made by the
                  APA Banks ...........................................................39
Section 7.8       Illegality ..........................................................40
Section 7.9       Inability to Determine Eurodollar Rate ..............................41
Section 7.10      Fees ................................................................41
                  ARTICLE VIII
                  INDEMNIFICATION
Section 8.1       Indemnity ...........................................................42
Section 8.2       Indemnity for Reserves and Expenses .................................43
Section 8.3       Indemnity for Taxes .................................................46
Section 8.4       Other Costs, Expenses and Related Matters ...........................47

                                   ARTICLE IX

                                  MISCELLANEOUS

Section 9.1       Further Assurances .........................................49
Section 9.2       Waiver .....................................................49
Section 9.3       Amendments; Waivers ........................................49
Section 9.4       Severability ...............................................50
Section 9.5       Nonpetition Covenant .......................................50
Section 9.6       Notices ....................................................51
Section 9.7       Term of this Agreement .....................................51
Section 9.8       Assignments; Third-Party Rights ............................51
Section 9.9       Consent of Required Lending Groups .........................51
Section 9.10      Limitation of Liability ....................................52
Section 9.11      Counterparts ...............................................52
Section 9.12      Headings ...................................................52
Section 9.13      No Recourse Against Certain Parties ........................52
Section 9.14      Respective Rights of the Borrower and the Secured Parties in
                  the Collateral .............................................53
Section 9.15      Consents ...................................................53
Section 9.16      Trial by Jury Waived .......................................54
Section 9.17      Liabilities and Rights of Funding Agents ...................54
Section 9.18      CP Lenders Generally .......................................55
Section 9.19      Governing Law ..............................................56
Section 9.20      No Recourse ................................................57

                              AMENDED AND RESTATED
                         SECURITY AND FUNDING AGREEMENT


     AMENDED AND RESTATED SECURITY AND FUNDING AGREEMENT, dated as of March 30, 2001 (this "Agreement"), by and among AMERICREDIT MANHATTAN TRUST, a Delaware
            ---------
business trust (the "Borrower"), THE CHASE MANHATTAN BANK, a New York banking
                     --------
corporation, as administrative agent on behalf of the Secured Parties and as securities intermediary hereunder (together with its successors and assigns in such capacities, the "Administrative Agent" and the "Securities Intermediary",
                      --------------------           -----------------------
respectively) and THE SEVERAL SECURED PARTIES AND FUNDING AGENTS PARTY HERETO FROM TIME TO TIME.


                                  WITNESSETH:

     WHEREAS, pursuant to the Sale and Servicing Agreement, dated as of the date hereof (the "Sale and Servicing Agreement"), among the Sellers, the Servicer,
             ----------------------------
the Backup Servicer, the Borrower, and the Administrative Agent, the Sellers intend to sell to the Borrower from time to time all of their rights, title and interests in and to certain receivables, securities and the other property specified therein; and

     WHEREAS, the Borrower desires to obtain financing for the purchase of such receivables and securities;

     WHEREAS, the parties hereto have entered into that certain Security and Funding Agreement, dated as of September 14, 2000 (the "Original Agreement");
                                                        ------------------

     WHEREAS, the parties hereto desire to amend and restate the Original Agreement on the terms and conditions set forth herein; and

     WHEREAS, it is a condition, among others, to the Borrower's obtaining advances hereunder that the Borrower grant to the Administrative Agent on behalf of the Secured Parties a first priority security interest in all of the Borrower's right, title and interest in and to the Receivables, the Asset Backed Securities and the other property specified herein;

     NOW THEREFORE, for good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 Defined Terms. Terms defined in Annex A to the Sale and
                 -------------
Servicing Agreement, unless otherwise defined herein, shall have such defined meanings when used herein.


                                   ARTICLE II

                                 THE COLLATERAL

     Section 2.1 Grant of Security Interest by the Borrower.
                 ------------------------------------------
     (a) The Borrower hereby grants to the Administrative Agent, on behalf of and for the benefit of the Secured Parties to secure the payment and performance of the respective Secured Obligations, a security interest in all of the Borrower's right, title and interest, whether now owned or hereafter acquired and wherever located, in, to and under all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, cash, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit securities investment property, financial assets, security entitlements or instruments consisting of, arising from or relating to any of the following property: (i) the Receivables; (ii) the Other Conveyed Property related thereto;
(iii) the Asset Backed Securities (including in the case of Asset Backed Securities in certificated form, each certificate evidencing the Asset Backed Securities); (iv) the rights and benefits of the Borrower under (x) the Sale and Servicing Agreement, (y) each Receivables Sale Agreement and ABS Sale Agreement entered into between the relevant Seller and the Borrower pursuant to the Sale and Servicing Agreement, including, but not limited to, the right to cause the relevant Seller to repurchase Receivables or Asset Backed Securities, as the case may be, from the Borrower under certain circumstances, and (z) the ABS Documents relating to the Asset Backed Securities; (v) all amounts required to be deposited, or delivered to the Administrative Agent for deposit, from time to time to the Collection Account; (vi) the Pledged Accounts and all funds on deposit from time to time in

Pledged Accounts and all property credited thereto, and in all investments and proceeds thereof (including all income thereon); (vii) all funds on deposit from time to time in the Lockbox Account and all property credited thereto and all rights and benefits of the Borrower under the Lockbox Agreement; (viii) all amounts owing to the Borrower and all other rights of the Borrower under any Hedge Contract; and (ix) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any and all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivables, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, investment property, financial assets, security entitlements or instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").
                                  ----------

     The Administrative Agent, for the benefit of the Secured Parties, acknowledges such grant of a security interest.

     (b) The Borrower hereby assigns to the Administrative Agent for the benefit of the Secured Parties all of its rights under the Sale and Servicing Agreement (but not its obligations).

     (c) In order to effect the provisions and purposes of this Agreement, including for the purpose of perfecting the security interests granted hereunder, the Borrower represents and warrants that it has, on or prior to or on the date of this Agreement, executed and filed or caused to be filed appropriate UCC-1 financing statements in Delaware and has taken all other action necessary to ensure that the Administrative Agent, as agent for the Secured Parties, has a first priority perfected security interest in all of the Collateral that can be perfected by the filing of a financing statement. Furthermore, on and as of each Receivables Sale Date, the Borrower hereby represents and warrants that the Borrower and the relevant Seller have taken all other steps necessary under all applicable law in order to cause to exist in favor of the Administrative Agent, on behalf of the Secured Parties, a valid, subsisting and enforceable first priority perfected security interest in the Borrower's first priority perfected security interest in each Asset Backed Security and in the Financed Vehicle securing each Receivable pledged hereunder on such date (and the proceeds of such Financed Vehicle) (provided, however,
                                                          --------  -------
that, prior to (X) the occurrence of a Servicer Termination Event, a Potential Servicer Termination Event, a Termination Event or a Potential Termination Event and the request by the Admin-istrative Agent or, (Y) at any time, the request by the Required Lending Groups, for the recordation of the Borrower's and/or the Administrative Agent's lien on such Financed Vehicle's certificate of title, no such recordation shall be required), and such security interest is and shall be prior to all other liens upon and security interests in such Financed Vehicle that now exist or may hereafter arise or be created.

     Section 2.2 No Transfer of Duties. The security interests granted hereby
                 ---------------------
are granted as security only and shall not (i) transfer or in any way affect or modify, or relieve the Borrower from, any obligation to perform or satisfy any term, covenant, condition or agreement to be performed or satisfied by the Borrower under or in connection with this Agreement or any other Basic Agreement to which it is a party or (ii) impose any obligation on any of the Secured Parties or the Administrative Agent to perform or observe any such term, covenant, condition or agreement or impose any liability on any of the Secured Parties or the Administrative Agent for any act or omission on its part relative thereto or for any breach of any representation or warranty on its part contained therein or made in connection therewith except, in each case, to the extent specifically provided herein and in the other Basic Agreements.

     Section 2.3 Termination and Release of Rights.
                 ---------------------------------

     (a) On each VFN Prepayment Date, the Administrative Agent shall, at the expense of the Borrower: execute such instruments of release with respect to the Prepayment Related Collateral, in recordable form if necessary, in favor of the Borrower as the Borrower may reasonably request; deliver any Prepayment Related Collateral in its possession to the Borrower; and otherwise take such actions, and/or cause or permit the Servicer to take such actions, at the Borrower's expense, as are necessary and appropriate to release the lien of this Agreement and release and deliver to the Borrower the Prepayment Related Collateral.

     (b) On the Termination Date, except as otherwise provided herein, the rights, remedies, powers, duties, authority and obligations conferred upon the Administrative Agent and each Secured Party pursuant to this Agreement shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of the Administrative Agent and each Secured Party with respect to the Collateral shall be automatically released. On the Termination Date, the Administrative Agent and each Secured Party agrees, at the expense of the Borrower, to execute such instruments of release, in recordable form if necessary, in favor of the Borrower as the Borrower may reasonably request, to deliver any Collateral in its possession to the Borrower, and otherwise to take such actions, and/or cause or permit the Servicer to take such actions, as are necessary and appropriate to release the lien of this Agreement and release and deliver to the Borrower the Collateral.

     (c) To the extent, if any, otherwise required of the Borrower by the terms of any Basic Agreement and permitted by the terms hereof and thereof, the Administrative Agent may, and otherwise upon the prior written instructions of a respective Authorized Officer of each Funding Agent that is a member of the Required Lending Groups, the Administrative Agent shall, at the expense of the Borrower take (in each case) such steps as maybe necessary, or as the Borrower, in a manner consistent with the Basic Agreements, may reasonably request, to release the interests of the Secured Parties in any items of the Collateral, including but not limited to redelivering and reassigning to the Borrower any releases necessary to permit the Borrower to transfer its interest in such items of the Collateral in accordance with the terms of the Basic Agreements.

     (d) No more than twice per month, the Administrative Agent shall, at the Borrower's request and at the expense of the Borrower: execute such instruments of release with respect to Receivables or Asset Backed Securities that are not part of the Pool Balance, in recordable form if necessary in favor of the Borrower as the Borrower may request; deliver any related Collateral in its possession to the Borrower; and otherwise take such actions, and/or cause the Servicer to take such action, at the Borrower's expense, as are necessary or appropriate to release the lien of this Agreement and release and deliver to the Borrower the related Collateral.

                                   ARTICLE III

                            THE ADMINISTRATIVE AGENT

     Section 3.1 Appointment and Powers. The Secured Parties hereby appoint The
                 ----------------------
Chase Manhattan Bank as the Administrative Agent, and The Chase Manhattan Bank has accepted such appointment and has agreed to act as Administrative Agent with respect to the Collateral for the Secured Parties and to perform the other duties of the Administrative Agent in accordance with the provisions of this Agreement and the other Basic Agreements.

     Section 3.2 Performance of Duties. The Administrative Agent shall have no
                 ---------------------
duties or responsibilities except those expressly set forth in this Agreement and the other Basic Agreements to which the Administrative Agent is a party or as directed by the Required Lending Groups in accordance with this Agreement. The Administrative Agent shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Required Lending Groups.

     Section 3.3 Limitation on Liability. Neither the Administrative Agent nor
                 -----------------------
any of its directors, officers or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Administrative Agent shall be liable for its gross negligence, bad faith or willful misconduct; nor shall the Administrative Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against any Seller, the Servicer or the Borrower of this Agreement or any of the Collateral (or any part thereof). Notwithstanding any term or provision of this Agreement, the Administrative Agent shall incur no liability to any Seller, the Servicer, the Borrower, the Funding Agents or the Secured Parties for any action taken or omitted by the Administrative Agent in connection with the Collateral, except for the gross negligence, bad faith or willful misconduct on the part of the Administrative Agent, and shall incur no liability to any Seller, the Servicer, the Borrower, the Funding Agents or the Secured Parties except for gross negligence, bad faith or willful misconduct in carrying out its duties. Subject to Section 3.4, the Administrative Agent shall be protected and shall incur no liability to any such party in relying upon the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Administrative Agent to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Administrative Agent shall not be required to make any independent investigation with respect thereto. The Administrative Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the other Basic Agreements. The Administrative Agent may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the advice of such counsel The Administrative Agent shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Agreement or to follow any direction from the Required Lending Groups or any Secured Party, unless it shall have received reasonable security or indemnity satisfactory to the Administrative Agent against the costs, expenses and liabilities which might be incurred by it.

     Section 3.4 Indemnification. The Borrower shall indemnify the
                 ---------------
Administrative Agent, its directors, officers, employees and agents for, and hold the Administrative Agent, its directors, officers, employees and agents harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) arising out of or in connection with the Administrative Agent's acting as Administrative Agent hereunder, except such loss, liability or expense as shall result from the gross negligence, bad faith or willful misconduct of the Administrative Agent or its officers or agents. The obligation of the Bcrrower under this Section 3.4 shall survive the termination of this Agreement and the resignation or removal of the Administrative Agent.

     Section 3.5 Compensation and Reimbursement. The Borrower agrees for the
                 ------------------------------
benefit of the Secured Parties and as part of the Secured Obligations (a) to pay to the Administrative Agent, from time to time, reasonable compensation for all services rendered by it hereunder as set forth in the Fee Letter (which compensation shall not be limited by any provision of law in regard to the compensation of a collateral trustee); and (b) to reimburse the Administrative Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Administrative Agent in accordance with any provision of, or carrying out its duties and obligations under, this Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any independent certified public accountants and independent counsel), except any expense, disbursement or advances as may be attributable to gross negligence, bad faith or willful misconduct on the part of the Administrative Agent.

     Section 3.6 Waiver of Setoffs. The Administrative Agent hereby expressly
                 -----------------
waives any and all rights of setoff that the Administrative Agent may otherwise at any time have under applicable law with respect to any Pledged Account and agrees that amounts in the Pledged Accounts shall at all times be held and applied solely in accordance with the provisions hereof and of the other Basic Agreements.

     Section 3.7 Control by the Required Lending Groups. To the extent the
                 --------------------------------------
Administrative Agent is entitled to consent to or withhold its consent to any waiver or amendment of this Agreement or the other Basic Agreements in accordance with the terms hereof or thereof or otherwise take or omit to take action upon the occurrence of a Servicer Termination Event, a Potential Servicer Termination Event, Termination Event or Potential Termination Event, the Administrative Agent shall (a) give prompt notice to the Funding Agents of any such waiver, amendment, Servicer Termination Event, Potential Servicer Termination Event, Termination Event or Potential Termination Event of which it is aware and (b) take such action with respect to such waiver, amendment, Servicer Termination Event, Potential Servicer Termination Event, Termination Event or Potential Termination Event as shall be directed by the Funding Agents of all Lending Groups (unless the direction of the Required Lending Groups is expressly required with respect to a particular provision).

     Section 3.8 Successor Administrative Agent. The Administrative Agent may,
                 ------------------------------
upon 15 days' notice to each Funding Agent (with a copy to the Sellers), and the Administrative Agent will, at the direction of the Required Lending Groups, resign as Administrative Agent; provided, in either case, that such resignation
                                --------
shall not become effective until a successor Administrative Agent has been appointed hereunder in accordance with the next sentence. If the Administrative Agent shall resign as Administrative Agent under this Agreement, then all Lending Groups shall appoint from among the APA Banks and Funding Agents a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent, effective upon its acceptance of such appointment and its delivery of a duly executed counterpart of this Agreement and an acknowledgment of such appointment to each Funding Agent, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article III shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

     The resigning Administrative Agent shall be entitled to compensation accrued up to the date of resignation. The resigning Administrative Agent shall be liable (under the terms hereof) for its actions or inaction prior to the effective date of resignation.

     Section 3.9 Notices to Funding Agents. The Administrative Agent shall
                 -------------------------
promptly (and in any case no later than five (5) Business Days from receipt) forward to the Funding Agents copies of any report, certificate or other document delivered by the Borrower, the Servicer or any Seller to the Administrative Agent under the Basic Agreements.


                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                                 OF THE BORROWER

     Section 4.1 Representations and Warranties of the Borrower. The Borrower
                 ----------------------------------------------
represents and warrants to the Administrative Agent, the Funding Agents and the Secured Parties as of the date hereof, the Effective Date and each Funding Date that:

     (a) Organization and Good Standing. The Borrower has been duly organized
         ------------------------------
and is validly existing as a business trust under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted. The Borrower had at all relevant times and now has, power, authority and legal right to acquire and own the Conveyed Property, Conveyed Securities and the Other Conveyed Property, and to grant to the Administrative Agent a security interest in the Collateral and to enter into and perform its obligations under this Agreement.

     (b) Due Qualification: Power and Authority: No Violation. The Borrower is
         ----------------------------------------------------
duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification. The Borrower has the power and authority to execute and deliver this Agreement and the other Basic Agreements to which it is a party and to carry out its terms and their terms, respectively; the Borrower has full power and authority to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Collateral and has duly authorized such grant by all necessary trust action; and the execution, delivery and performance of this Agreement and the other Basic Agreements to which it is a party have been duly authorized by the Borrower by all necessary corporate action. The Trustee is duly authorized to execute for and on behalf of the Borrower this Agreement and the other Basic Agreements to which the Borrower is a party. The execution, delivery and performance by the Borrower of this Agreement and the other Basic Agreements to which it is a party require no action by or in respect of, or filing with, any governmental body, agency or official, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Trust Agreement or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or result in the creation or imposition of any Lien on assets of the Borrower (other than the Lien of this Agreement), or require the consent or approval of, or the filing of any notice or other documentation with, any governmental authority or other Person. The Borrower has not entered into any other Agreements other than the Basic Agreements and agreements necessary for the transactions contemplated thereby.

     (c) Binding Effect. Each of this Agreement and the other Basic Agreements
         --------------
to which it is a party constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors.

     (d) Accuracy of Information. All information heretofore furnished by the
         -----------------------
Borrower to the Administrative Agent, the Funding Agents and the Secured Parties for purposes of, or in connection with, this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Administrative Agent and the Secured Parties will be, true and accurate in every material respect, on the date such information is stated or certified.

     (e) Tax Status. All tax returns (Federal, state and local) required to be
         ----------
filed with respect to the Borrower have been filed, and there has been paid or adequate provision made for the payment of all taxes, assessments and other governmental charges in respect of the Borrower.

     (f) Action. Suits. There are no actions, suits or proceedings pending or
         -------------
threatened against or affecting the Borrower or its properties, in or before any court, arbitrator or other body, which may have a material adverse effect on the Borrower's ability to perform its obligations hereunder or under the other
Basic Agreements.

     (g) Use of Proceeds. The proceeds of any Funding will be used by the
         ---------------
Borrower to acquire the Receivables, the Asset Backed Securities and Other Conveyed Property related to the Receivables and Asset-Backed Securities from the Sellers pursuant to the Sale and Servicing Agreement.

     (h) Place of Business. The chief place of business and chief executive
         -----------------
office of the Borrower are located at the Corporate Trust Office.

     (i) Merger and Consolidation. The Borrower has not changed its name, merged
         ------------------------
with or into or been consolidated with any other entity or been the subject of any proceeding under Title 11, United States Code (Bankruptcy).

     (j) Solvency. The Borrower is not insolvent and will not be rendered
         --------
insolvent immediately following the consummation on the Effective Date and on any Funding Date of the transactions contemplated by this Agreement and the other Basic Agreements, including (but not limited to) the pledge by the Borrower to the Administrative Agent of the Collateral in accordance with this Agreement.

     (k) No Termination Event. After giving effect to each Funding, no Potential
         --------------------
Termination Event or Termination Event exists.

     (1) Compliance. The Borrower has complied in all material respects with all
         ----------
Requirements of Law in respect of the conduct of its business and ownership of its property.

     (m) Not an Investment Company. The Borrower is not an "investment company"
         -------------------------
within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

     (n) ERISA. The Borrower is in compliance in all material respects with
         -----
ERISA, and no lien in favor of the Pension Benefit Guaranty Corporation on any of the Receivables or Other Conveyed Property shall exist.

     (o) Ownership of the Borrower. One hundred percent (100%) of the
         -------------------------
outstanding beneficial interest in the Borrower is and will be directly owned (both beneficially and of record) by two holders and such holders shall not include any Person other than the Primary Seller and the Secondary Seller. All such certificates are and will be validly issued, and there are no options, warrants or other rights to acquire such certificates of the Borrower.

     (p) No Material Adverse Change. Since June 30, 2000, and in the case of the
         --------------------------
Borrower, as of the date of its formation, there has been no material adverse change in the business, assets, operations, prospects or conditions (financial or otherwise) of the Sellers, or the Servicer, either individually or taken as a whole.

     (q) Characteristics of Receivables and Asset Backed Securities. Each of the
         ----------------------------------------------------------
statements listed on Schedules B and C of the Sale and Servicing Agreement is true and correct.

     Any document, instrument, certificate or notice delivered to the Administrative Agent or the Secured Parties by, or on behalf of, the Borrower or its Affiliates hereunder or under the other Basic Agreements shall be deemed a representation and warranty of the contents thereof by the Borrower.

     The representations and warranties set forth in this Section 4.1 shall survive the pledge and assignment of the Collateral to the Administrative Agent for the benefit of the Secured Parties. Upon discovery by the Borrower, the Secured Parties or the Administrative Agent of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

     Section 4.2 Covenants of the Borrower. The Borrower hereby covenants with
                 -------------------------
the Administrative Agent and the Secured Parties that, for so long as this Agreement shall be in effect:

     (a) Preservation of Collateral. Subject to the rights, powers and
         --------------------------
authorities granted to the Administrative Agent and the Secured Parties in this Agreement, the Borrower shall take such action as is necessary and proper with respect to the Collateral in order to preserve and maintain such Collateral and to cause (subject to the rights of the Secured Parties) the Administrative Agent to perform its obligations with respect to such Collateral as provided herein. The Borrower will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such instruments of transfer or take such other steps or actions as may be necessary, or required by the Required Lending Groups, to perfect the security interests granted hereunder in the Collateral, to ensure that such security interests rank prior to all other Liens and to preserve the priority of such security interests and the validity and enforceability thereof. Upon any delivery or substitution of Collateral, the Borrower shall be obligated to execute such documents and perform such actions as are necessary to create in the Administrative Agent for the benefit of the Secured Parties a valid first Lien on, and valid and perfected first priority security interest in, the Collateral so delivered and to deliver such Collateral to the Administrative Agent, free and clear of any other Lien, together with satisfactory assurances thereof, and to pay any reasonable costs incurred by any of the Secured Parties or the Administrative Agent (including its agents) or otherwise in connection with such delivery. The Borrower will not take any action to cause the Collateral or any portion thereof to be an instrument (as such term is defined in the Relevant UCC).

     (b) Notices. In the event that the Borrower acquires knowledge of the
         -------
occurrence and continuance of any Termination Event or Potential Termination Event under any of the Basic Agreements, the Borrower shall immediately give notice thereof to the Administrative Agent and the Funding Agents. The Funding Agents shall immediately forward such notices to the Secured Parties.

     (c) Waiver of Stay or Extension Laws; Marshalling of Assets. To the fullest
         -------------------------------------------------------
extent permitted by applicable law, the Borrower will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law wherever enacted, now or at any time hereafter in force, in order to prevent or hinder the enforcement of this Agreement or any absolute sale of the Collateral or any part thereof, or the possession thereof by any purchaser at any sale under
Article VI of this Agreement; and the Borrower, to the fullest extent permitted by applicable law, for itself and all who may claim under it, hereby waives the benefit of all such laws, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Administrative Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

     (d) Noninterference, Etc. The Borrower shall not (i) except to the extent
         --------------------
expressly permitted or contemplated by Section 5.2 of the Sale and Servicing Agreement, waive or alter, or permit to be waived or altered any of its rights under the Collateral (or any agreement or instrument relating thereto) without the prior written consent of the Administrative Agent (acting at the direction of the Required Lending Groups); or (ii) fail to pay any tax, assessment, charge or fee levied or assessed against the Collateral, or to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the Borrower's right, title or interest in and to the Collateral or the Administrative Agent's lien on, and security interest in, the Collateral for the benefit of the Secured Parties; or (iii) take any action, or fail to take any action, if such action or failure to take action will interfere with the enforcement of any rights under the Basic Agreements.

     (e) Change in Name, Structure, etc. The Borrower shall not change its name,
         ------------------------------
identity or corporate structure unless it shall have given the Administrative Agent at least 30 days' prior written notice thereof shall have effected any necessary or appropriate filings of financing statements or amendments thereto, and shall have delivered to the Administrative Agent an Opinion of Counsel either (a) stating that, in the opinion of such counsel, such action has been taken with respect to the execution and filing of any amendments to previously recorded financing statements and continuation statements and other actions as are necessary to perfect, maintain and protect the lien and security interest of the Administrative Agent (and the priority thereof), on behalf of the Secured Parties, with respect to such Collateral and reciting the details of such action, or (b) stating that, in the opinion of such counsel, no such action is necessary to maintain such perfected lien and security interest.

     (f) Relocation of the Borrower. The Borrower shall not change its chief
         --------------------------
executive office unless it gives the Administrative Agent at least 30 days' prior written notice thereof. If the Borrower relocates its chief executive office or principal place of business from the Corporate Trust Office, the Borrower shall effect whatever appropriate recordations and filings are necessary and shall provide an Opinion of Counsel to the Administrative Agent, on behalf of the Required Lending Groups, to the effect that, upon the recording of any necessary assignments or amendments to previously-recorded assignments and filing of any necessary amendments to the previously filed financing or continuation statements or upon the filing of one or more specified new financing statements, and the taking of such other actions as may be specified in such opinion, the security interests in the Collateral shall remain, after such relocation, valid and perfected.

     (g) Limitations on Activities. The Borrower shall not, without the prior
         -------------------------
written consent of the Administrative Agent (acting at the direction of all Lending Groups):

        (i) engage in any business or activity other than those set forth in
    Section 2.3 of the Trust Agreement;

        (ii) incur any indebtedness, assume or guaranty any indebtedness of any other entity, other than any indebtedness to either Seller thereof incurred in connection with the acquisition of Receivables and Other Conveyed Property, which indebtedness shall be subordinated as set forth in the Receivables Sale Agreement, or engage in any transactions with any Affiliates, except as contemplated under this Agreement and the other Basic Agreements (provided that this clause
                                                     --------
shall not be deemed to prohibit the sale of Receivables, on arm's-length terms, to an Affiliate of the Borrower in connection with an Optional Prepayment pursuant to this Agreement; provided further that no such sales shall be
                            -------- -------
permitted to be made to AFS unless such sale is in connection with a public asset-backed transaction);

        (iii) institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consent to reorganization or relief under any acplicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the trust or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any action in furtherance of any such action;

        (iv) fail to (A) to the extent the Borrower's office is located in the offices of either Seller or any Affiliate of either Seller, pay fair market rent for its executive office space located in the offices of either Seller or any Affiliate of either Seller, (B) maintain the Borrower's books, financial statements, accounting records and other corporate documents and records separate from those of the Sellers or any other entity, (C) not commingle the Borrower's assets with those of the Sellers or any other entity, (D) act solely in its name and through its own authorized officers and agents, (E) make investments directly or by brokers engaged and paid by the Borrower or its agents (provided that if any such agent is an Affiliate of the Borrower, it
        --------
shall be compensated at a fair market rate for its services), (F) separately manage the Borrower's liabilities from those of the Sellers or any Affiliates of the Sellers and pay its own liabilities, including all administrative expenses, from its own separate assets, and (G) pay from the Borrower's own assets all obligations and indebtedness of any kind incurred by the Borrower;

        (v) amend, alter, change or repeal the Trust Agreement as in effect on the date hereof;

                (vi) make any distribution to its equity holders, if: (A) any Termination Event or Potential Termination Event has then occurred and remains continuing or would result from such payment or other distribution; or (B), after giving effect thereto, the Borrower's net worth, determined in accordance with GAAP (but exclusive of funds that constitute the Collection Account Reserve and exclusive of the value of the Hedge Contract(s)), would be less than the greater of (x) five percent (5%) of the VFN Balance and (y) five percent (5%) of the largest VFN Balance that had at any time during the Facility Term been outstanding; or (C) such distribution is Receivables or Asset Backed Securities and such distribution is not in connection with a public-asset backed transaction; or (D) such distribution is Receivables or Asset Backed Securities which are not included in the Pool Balance; and

                (vii) merge with or into or be consolidated with any other entity.

          (h) Financial Reporting. The Borrower will maintain for itself a
              -------------------
system of accounting established and administered in accordance with GAAP, and will furnish to the Administrative Agent for the benefit of the Secured Parties:

                (i) Quarterly Reporting. Within forty-five (45) days after the
                    -------------------
       close of the first three quarterly periods of each of the Borrower's fiscal years, for AmeriCredit Corp., consolidated unaudited balance sheets (which shall include those of the Borrower and the Servicer) as at the close of such period and consolidated related statements of operations and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by an Authorized Officer of AmeriCredit Corp.

                (ii) Annual Reporting. Within ninety (90) days after the close
                     ----------------
       of the final quarterly period of each of the Borrower's fiscal years, for AmeriCredit Corp., consolidated audited balance sheets reported on by the Independent Accountants (which shall include those of the Borrower and the Servicer) as at the close of each such fiscal year and consolidated related statements of operations and cash flows reported on by the Independent Accountants for the period from the beginning of such fiscal year to the end of such fiscal year, all certified by an Authorized Officer of AmeriCredit Corp.

        (iii) Compliance Certificate. Together with the financial statements
              ----------------------
required hereunder, a compliance certificate signed by an Authorized Officer of the Trustee stating that (x) the attached financial statements have been prepared in accordance with generally accepted accounting principles and accurately reflect the financial condition of the Borrower and (y) to the best of such Person's knowledge, no Termination Event, Potential Termination Event, Servicer Termination Event or Potential Servicer Termination Event exists, or if any Termination Event, Potential Termination Event, Potential Servicer Termination Event or Servicer Termination Event exists, stating the nature and status thereof.

     (i) Separateness. The Borrower shall take all reasonable steps (including,
         ------------
without limitation, all steps that the Administrative Agent may from time to time reasonably request) to maintain the Borrower's identity as a separate legal entity from AFS or any of its Affiliates and to make it manifest to third parties that the Borrower is an entity with assets and liabilities distinct from those of AFS and each other Affiliate thereof. Without limiting the generality of the foregoing, the Borrower shall (1) maintain appropriate books and records,
(2) cause its financial statements to be prepared in accordance with generally accepted accounting principles in a manner that indicates the separate existence of the Borrower and its assets and liabilities, (3) pay all its liabilities when due, (4) not assume the liabilities of either Seller or any Affiliate of either Seller, (5) not guarantee the liabilities of either Seller or any Affiliate of either Seller and (6) comply with (and cause the Sellers and the Servicer to comply with) all assumptions upon which counsel to the Borrower is relying in rendering its true sale and nonconsolidation opinions with respect to the Borrower and the Sellers.

     (j) Access to Records. The Borrower shall (but in any event, prior to a
         -----------------
Termination Event, Potential Termination Event, Servicer Termination Event or Potential Servicer Termination Event on no more than four occasions per year), permit only the Secured Parties and the Administrative Agent or their duly authorized representatives, attorneys or auditors to inspect the books and records maintained by the Borrower pursuant hereto at such times as the Secured Parties or the Administrative Agent may reasonably request.

                                    ARTICLE V

                REQUIRED LENDING GROUPS; INTERCREDITOR PROVISIONS

     Section 5.1 Authority of Required Lending Groups. The Borrower hereby
                 ------------------------------------
irrevocably appoints the Administrative Agent for the benefit of the Secured Parties its true and lawful attorney, with full power of substitution, in the name of the Borrower, the Secured Parties or otherwise, but at the expense of the Borrower, to the extent permitted by law to exercise in its sole and absolute discretion, at any time and from time to time while any Termination Event has occurred and is continuing, any or all of the rights and powers with respect to all or any of the Collateral as are specified or referred to in
Article VI hereof.

     Section 5.2 Rights of Secured Parties. Each Secured Party that from time to
                 -------------------------
time is not a part of the Required Lending Groups expressly agrees that it shall not assert any right that it may otherwise have, as a Secured Party with respect to the Collateral, to direct the maintenance, sale or other disposition of the Collateral or any portion thereof, notwithstanding the occurrence and continuation of any Termination Event or any non-performance by the Borrower of any obligation owed to such Secured Party hereunder or under any other Basic Agreement, and each party hereto agrees that the Required Lending Groups (or the Administrative Agent, as directed by the Required Lending Groups) shall be the only Persons entitled to assert and exercise such rights.

     Section 5.3 Degree of Care. Notwithstanding any term or provision of this
                 --------------
Agreement, no Secured Party (including any Secured Party that is a member of the Required Lending Groups) shall incur any liability to AmeriCredit Corp., the Sellers, the Servicer or the Borrower for any action taken or omitted by any Secured Party (including any Secured Party that is a member of the Required Lending Groups) in connection with the Collateral and, further, shall incur no liability to any other Secured Party (including any Secured Party that is part of the Required Lending Groups); provided, however, that the foregoing shall not
                                 -----------------
be deemed to relieve any Secured Party of liability for its own gross negligence, bad faith or willful misconduct. Each Secured Party (including any Secured Party that is a member of the Required Lending Groups) shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document believed by such Secured Party to be genuine and to have been duly executed by the appropriate signatory, and (absent manifest error or actual knowledge to the contrary), no such Secured Party shall be required to make any independent investigation with respect thereto. Each Secured Party shall, at all times, be free independently to establish to its reasonable satisfaction the existence or nonexistence, as the case may be, of any fact the existence or nonexistence of which shall be a condition to the exercise or enforcement of any right or remedy under this Agreement or any of the other Basic Agreements.

                                   ARTICLE VI

                          TERMINATION EVENTS; REMEDIES

     Section 6.1 Termination Events: Remedies. (a) If a Termination Event has
                 ----------------------------
occurred and is continuing, then, and in any such event, (A) if such Termination Event is one, only with respect to the Borrower, specified in clause (v) of the definition of Termination Event, the commitments of the APA Banks to the Borrower shall automatically terminate and the VFN Balance (together with accrued and unpaid interest thereon and all fees and other obligations of the Borrower accrued under and in connection with the Basic Agreements) shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and
(B) in the case of any other Termination Event, the Administrative Agent shall, at the direction of the Required Lending Groups, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) declare the commitments of the APA Banks to the Borrower to be terminated, and thereupon the obligations of the APA Banks to make Fundings to the Borrower shall terminate immediately, and (ii) declare the VFN Balance (together with accrued and unpaid interest thereon and all fees and other obligations of the Borrower accrued under and in connection with the Basic Agreements) to be due and payable, and thereupon such amounts shall be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. In any of such events, the Administrative Agent shall, at the direction of the Required Lending Groups, take whatever action at law or in equity as may appear necessary or desirable in the judgment of the Required Lending Groups to collect and satisfy all Secured Obligations (including, but not limited to, foreclosure upon the Collateral and sale or securitization of the Collateral and all other rights available to secured parties under applicable law) or to enforce performance and observance of any obligation, agreement or covenant under any of the Basic Agreements. In addition to all other rights and remedies granted to the Administrative Agent for the benefit of the Secured Parties by this Agreement, the other Basic Agreements, the UCC and other applicable law, rules, or regulations, the Administrative Agent may with the consent of the Required Lending Groups, and shall upon the request of the Required Lending Groups, upon the occurrence and during the continuance of any such Termination Event, exercise any one or more of the following rights and remedies: (i) foreclose upon or otherwise enforce the security interests in any or all Collateral in any manner permitted by applicable law, rules, or regulations or in this Agreement; (ii) notify any or all Obligors to make payments with respect to Receivables directly to the Administrative Agent for the benefit of the Secured Parties; (iii) sell or otherwise dispose of any or all Collateral at one or more public or private sales, for cash or credit or future delivery, on such terms and in such manner as the Required Lending Groups may determine; (iv) require the Borrower to assemble the Collateral and make it available to the Administrative Agent at a place to be designated by the Administrative Agent; (v) enter onto any property where any Collateral is located and take possession thereof with or without judicial process; and (vi) enforce any rights of the Borrower under any Receivable or other agreement to the extent the Required Lending Groups deems appropriate.

     In furtherance of the Administrative Agent's rights hereunder, the Borrower hereby grants to the Administrative Agent for the benefit of the Secured Parties an irrevocable, non-exclusive license (exercisable without royalty or other payment by the Administrative Agent) to use, license or sublicense any patent, trademark, tradename, copyright or other intellectual property in which the Borrower now or hereafter has any right, title or interest, together with the right of access to all media in which any of the foregoing may be recorded or stored. Notwithstanding the foregoing, the Administrative Agent shall not be entitled to take any action and the Required Lending Groups shall not be entitled to give any direction with respect to the Collateral, except to the extent provided herein and in the Sale and Servicing Agreement or the other Basic Agreements.

     (b) In the event of any sale, collection, conversion or other disposition into cash of the Collateral, or any part thereof, after deducting any actual costs and expenses incurred in connection with any such disposition, the Administrative Agent shall deposit the proceeds thereof into the Collection Account for distribution on the next succeeding Distribution Date in accordance with the priorities set forth in Section 6.8 of the Sale and Servicing Agreement. The Borrower hereby agrees that ten (10) days' notice of any intended sale or disposition of any Collateral is reasonable.

     (c) The Administrative Agent on behalf of the Secured Parties shall be entitled to obtain from the Borrower all records and documentation in the possession of the Borrower pertaining to any Collateral. Upon consummation of any sale pursuant to this Section 6.1, the Required Lending Groups, or the Administrative Agent acting on behalf of and at the direction of the Required Lending Groups, shall have the right to assign, transfer, indorse and deliver to the purchaser or purchasers thereof, free and clear of any Lien, the Collateral, or any portion thereof or any interest therein, so sold. Each purchaser at any such sale shall hold the property purchased by it absolutely free and clear from any claim or right on the part of the Secured Parties or the Borrower, and the Borrower hereby irrevocably waives all rights of redemption, stay, marshalling of assets or appraisal that it now has or may at any time in the future have under applicable law or statute now existing or hereafter enacted.

     (d) In addition to the remedies granted in this Agreement and the other Basic Agreements, if a Termination Event has occurred and is continuing, the Administrative Agent shall, at the direction of the Required Lending Groups, take whatever action at law or in equity as may appear necessary or desirable in the judgment of the Required Lending Groups to collect the amounts then due and thereafter to become due under this Agreement and any of the other Basic Agreements (including but not limited to, all rights available to secured parties under applicable law) or to enforce performance and observance of any obligation, agreement or covenant under any of the Basic Agreements, including the exercise of the following powers with respect to the Collateral: (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof, (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,
(iii) to sell, securitize, transfer, assign or otherwise deal with the same or the proceeds thereof as fully and effectively as if the Administrative Agent were the absolute owner thereof, and (iv) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with respect thereto. All proceeds of any portion of the Collateral liquidated pursuant to this Section 6.1 shall be applied as set forth in subsection (b) above.

     (e) The Administrative Agent and the Required Lending Groups, as the case may be, may exercise the powers and rights granted by this Section 6.1, without notice or demand to the Borrower except as provided in (a) above.

     (f) In addition to other remedies granted in this Agreement and the other Basic Agreements, if a Termination Event has occurred and is continuing, the Borrower, at the direction of the Administrative Agent (acting at the direction of the Required Lending Groups) or the Required Lending Groups, shall at its own expense (or shall cause the Servicer at its own expense pursuant to section 5.5 of the Sale and Servicing Agreement) promptly take all additional steps, if any, as are necessary to create and maintain perfection of the security interest in the Financed Vehicle related to each Receivable (and the proceeds of such Financed Vehicle) on behalf of the Borrower and to create and maintain perfection of the security interest in the Borrower's security interest in the Financed Vehicle related to each Receivable (and the proceeds of such Financed Vehicle) on behalf of the Administrative Agent, for the benefit of the Secured Parties, including, if required by applicable law, having a notation of the Borrower's and/or the Administrative Agent's respective security interests recorded on such Financed Vehicle's certificate of title.

     Section 6.2 Restoration of Rights and Remedies. If the Administrative Agent
                 ----------------------------------
has instituted any proceeding to enforce any right or remedy under this Agreement, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Administrative Agent, then and in every such case the Borrower, the Administrative Agent and each of the Secured Parties shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Secured Parties shall continue as though no such proceeding had been instituted.

     Section 6.3 No Remedy Exclusive. No right or remedy herein conferred upon
                 -------------------
or reserved to the Administrative Agent, the Required Lending Groups or any of the Secured Parties is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised by the Required Lending Groups, and the exercise of or the beginning of the exercise of any right or power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.

                                   ARTICLE VII

                                FUNDINGS; THE VFN

     Section 7.1 Loans to Borrower; Funding Procedures; the VFN.
                 ----------------------------------------------

     (a) Funding Generally. Upon the terms and subject to the conditions set
         -----------------
forth herein, prior to the Commitment Expiry Date, and provided that (i) in the
                                                       --------
case of HLS no Potential Wind-Down Event or Wind-Down Event shall have occurred and be continuing and (ii) in the case of APA Banks, no Termination Event or Potential Termination Event shall have occurred and be continuing, each of the CP Lenders may, in its sole discretion, and the APA Banks shall (subject to the terms and conditions specified herein), collectively make an advance under the terms and conditions hereof (any such advance, a "Funding" and the first such
                                                  -------
advance, the "Initial Funding") to the Borrower from time to time on or after
              ---------------
the Effective Date. Each Funding by a Lending Group shall be made on a pro rata basis based on such Lending Group's Facility Limit as a percentage of the aggregate Facility Limit of all Lending Groups (except for any same day Funding which shall only be made by PARCO as set forth below); each Funding by an APA Bank in a Lending Group shall be made on a pro rata basis based on such APA
                                           --- ----
Bank's Commitment as a percentage of the aggregate Commitment of all APA Banks in such Lending Group. Amounts advanced by the Lending Groups on any day in connection with a Funding may include CP Fundings, Eurodollar Fundings and ABR Fundings or any combination thereof.

     To request Fundings hereunder, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Funding, not later than 11:00 A.M. (New York time) three (3) Business Days before the date of the proposed Funding, (b) in the case of an ABR Funding, not later than 12:30 P.M. (New York Time) on the proposed date of such Funding and (c) in the case of a CP Funding, (x) not later than 11:00 A.M. (New York time) on the date of the proposed Funding if same day Funding is requested of PARCO (such request to include a list of Receivables to be pledged for such same day Funding) or otherwise (y) not later than 12:30 P.M. (New York time) one (1) Business Day before the date of the proposed Funding. Each day on which a Funding is made hereunder shall be a Business Day. Each such telephonic request for a Funding shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written funding request (each, a "Funding Request") in a form approved by the Administrative Agent and signed by
 ---------------
the Borrower. Each such telephonic and
written Funding Request shall specify the following information in compliance with Section 7.1(b):

          (i) the requested Advance Amount (calculated in accordance with the definition thereof, and which shall be at least $1,000,000 or integral multiples of $100,000 in excess thereof);

          (ii) the date of such Funding, which shall be a Business Day;

          (iii) whether such Funding is to be a CP Funding, an ABR Funding or a Eurodollar Funding (provided that with respect to HLS and Eiffel prior to the occurrence of a Wind-Down Event applicable to such CP Lender (or upon the termination of such Wind-Down Event, if applicable), all Fundings on behalf of HLS and Eiffel, as applicable, shall be CP Fundings);

          (iv) in the case of a CP Funding or a Eurodollar Funding, the CP Funding Period or Eurodollar Funding Period to be applicable thereto, which shall be a period contemplated by the definition of the term "CP Funding Period" and "Eurodollar Funding Period", respectively; provided however,
                                                            ----------------
     that the funding period for same day Funding shall be no more than five Business Days; and

          (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 7.1(e).

If no election as to the type of Funding is specified, then the requested Funding shall be at the discretion of each Funding Agent (with the consent of the related CP Lender if the related Funding Agent so selects a CP Funding). Promptly following receipt of a Funding Request in accordance with this Section 7.1(a), each Funding Agent shall promptly advise each Secured Party in its Lending Group of the details thereof and of the amount of such Secured Party's loan to be made as part of the requested Funding (if any). Notwithstanding anything to the contrary in this Section 7.1(a), the Borrower shall be permitted to request up to two (2) Fundings per calendar week, and up to nine (9) Fundings per calendar month.

     (b) Conditions to Funding. No Secured Party shall have any obligation to
         ---------------------
advance any funds to the Borrower in connection with any Funding unless, on the date of such Funding, (i) after giving effect to such Funding, the Aggregate Net Investment plus the Interest Component of all Commercial Paper issued by the CP
           ----
Lenders to fund the Aggregate Net Investment (it being understood that, for purposes of determining whether the Interest Component of Commercial Paper may be paid from the proceeds of Commercial Paper issued on the maturity date of such Commercial Paper, the amount of such capitalized Interest Component shall constitute a "Funding") would not exceed the Maximum Facility Limit and, in the case of a Funding for the acquisition of Asset Backed Securities, after giving effect to such Funding, the aggregate Net Investment as it relates to Asset Backed Securities would not exceed the ABS Funding Sub-Limit and in the case of a same day Funding, after giving effect to such Funding, the sum of all outstanding same day Fundings, would not exceed the Swing Line Funding Limit (such same day Funding only to be provided by PARCO); (ii) with respect to each Lending Group, after giving effect to such Funding, the related Net Investment of such Lending Group plus the Interest Component of all Commercial Paper issued
                      ----
by the CP Lenders in such Lending Group to fund such Net Investment (it being understood that, for purposes of determining whether the Interest Component of Commercial Paper may be paid from the proceeds of Commercial Paper issued on the maturity date of such Commercial Paper, the amount of such capitalized Interest Component shall constitute a "Funding") would not exceed the related Facility Limit and, in the case of a Funding for the acquisition of Asset Backed Securities after giving effect to such Funding, the related Net Investment as it relates to Asset Backed Securities would not exceed the ABS Funding Sub-Limit and, in the case of a same day Funding, after giving effect to such Funding, the sum of all outstanding same day Fundings would not exceed the Swing Line Funding Limit (such same day Funding only to be provided by PARCO); (iii) each APA Bank's pro rata share of such Funding, would not exceed the amount of its unused
       --- ----
Commitment (it being understood that, for purposes of determining whether the Interest Component on Commercial Paper may be paid from the proceeds of Commercial Paper issued on the maturity date of such Commercial Paper, the amount of such capitalized Interest Component shall constitute a "Funding");
(iv) the Borrower has provided a Funding Request to the Administrative Agent and each Funding Agent, which Funding Request shall include the calculations necessary to satisfy the requirement set forth in clauses (i), (ii) and (iii) above and shall also include a certification by an authorized officer of the Trustee on behalf of the Borrower that, to the best of such officer's knowledge, no event has occurred since the most recent Funding that would have a material and adverse effect on the Receivables, AmeriCredit Corp., the Sellers, the Servicer or the Borrower; (v) the Borrower shall have deposited in the Collection Account, or shall have given irrevocable instructions to the Administrative Agent to withhold from the proceeds of such Funding and to deposit in the Collection Account, as the case may be, in each case for allocation to the Collection Account Reserve, an amount equal to the Collection Account Reserve Shortfall Amount, if any; (vi) the VFN is rated at least "A2" by Moody's and the VFN is rated at least "A" by S&P;
(vii) one or more binding and enforceable Hedge Contracts in an aggregate notional amount equal to the Aggregate Net Investment (including any Aggregate Net Investment to be made in connection with such Funding) are in full force and effect in accordance with the terms of the Sale and Servicing Agreement; (viii) each representation and warranty of the Borrower herein shall be true and correct with respect to the Borrower and each Receivable as of the date of such Funding; (ix) a Potential Wind-Down Event or a Wind-Down Event (each only in the case of a Funding to be made by HLS), or a Potential Termination Event or a Termination Event, shall not have occurred and be continuing; (x) if the Funding is to be made by a CP Lender through the issuance of Commercial Paper, such CP Lender has advised the Administrative Agent that, in its sole discretion, it has elected to make such Funding; (xi) in connection with the initial Funding following the Effective Date, the conditions precedent set forth in Section 7.1(g) hereof and Section 3.2 of the Sale and Servicing Agreement shall be satisfied; and (xii) after giving effect to such Funding, no Pool Limitation would be exceeded. Any Funding made the same day such Funding is requested shall be made solely by PARCO, at PARCO's sole discretion, in an amount not to exceed the Swing Line Funding Limit.

     Notwithstanding anything to the contrary set forth in this Agreement, no APA Bank shall have any obligation to advance funds to the Borrower on any Funding Date if, on such day, any Termination Event or Potential Termination Event shall have occurred and be continuing. The Administrative Agent shall notify each Funding Agent of the receipt and content of any Funding Request by no later than 2:30 P.M. on the date on which such Funding Request was received by the Administrative Agent and, in connection therewith, shall advise such Funding Agent of the portion of such Funding which its related Lending Group is required to make available to the Borrower; if such notification is provided to the Funding Agents after 2:30 P.M. on such date, then the Funding Request shall be deemed to be received on the following Business Day. Each Funding Agent shall promptly advise the APA Banks in its related Lending Group (by telecopy or by telephone call promptly confirmed in writing by telecopy) of the receipt and content of any Funding Request.

     The APA Banks' several obligations to provide the Borrower with funds pursuant to this Article VII shall terminate on the Commitment Expiry Date. Notwithstanding anything contained in this Section 7.1 or elsewhere in this Agree-
ment to the contrary, no APA Bank shall be obligated to provide the Borrower with aggregate funds in connection with a Funding Request in an amount that would exceed such APA Bank's unused Commitment then in effect, and the failure of any APA Bank to make its pro rata share of the Funding available to the
                            --------
Borrower (subject to the terms and conditions set forth herein) shall not relieve any other APA Bank of its obligations hereunder. The obligations of the Lending Groups hereunder to provide Fundings shall be several and not joint.

           (c) Advance Percentage. With respect to any Funding Date, the advance
               ------------------
percentage with respect to Receivables and Asset Backed Securities (the "Advance
                                                                         -------
Percentage") to determine the Advance Amount shall be 100% with respect to Asset
----------
Backed Securities, subject to the reserve requirement to be established at or prior to the initial funding under the ABS Funding Sublimit, as acceptable to each Lending Group and the Primary Seller, and shall be 89% with respect to Receivables, subject in the case of Receivables to downward adjustment on such Funding Date as described below:

                   (1) if a "Trigger Event" (such term meaning, for purposes of this Section 7.1(c), (i) a "Trigger Event" as defined in any public asset-backed transaction, which transaction has been outstanding for twenty-four months or less from the date hereof or (ii) if applicable, any comparable "spread capture event" in any automobile receivables transaction conducted by any Securitization Trust, which transaction has been outstanding for twenty-four months or less from the date hereof, whether or not defined in such transaction as a "Trigger Event" and whether or not such transaction is a public transaction) occurs which continues unremedied for two (2) monthly reporting periods and is waived by the party or parties entitled to exercise such waiver under the related transaction documentation, then the Advance Percentage in effect at the opening of business on such Funding Date shall be reduced by 2%; provided that if the Trigger Event relates to
                                  --------
     a delinquency test failure and occurs after the Pool Factor (as defined in the related transaction documentation) is below 25%, the Advance Percentage shall not be so reduced; provided further that if the Advance Percentage
                              -------- -------
     has been reduced as a result of the application of this clause (1), the Advance Percentage shall remain at such reduced percentage until such time as the related Trigger Event has been cured for a period of three (3) consecutive months;

                   (2) if a Trigger Event occurs, and is not waived by the Person or Persons entitled to exercise such waiver under the related transaction documentation, within the twenty-four month period referred to in (1) above for any particular asset-backed transaction (whether or not such transaction is a public transaction) (and such Trigger Event shall be deemed unwaived if there is no Person or Persons entitled to so waive), then the Advance Percentage in effect at the opening of business on such Funding Date shall be reduced by 6% (without duplication of any reduction pursuant to clause (1) above); and

                   (3) if there is an Excess Spread Deficiency (calculated as of the close of business one (1) Business Day prior to such Funding Date), then the Advance Percentage shall be reduced by the product of (i) the amount of such Excess Spread Deficiency (stated as a percentage) multiplied
                                                                      ----------
     by (ii) 2.0; provided that if the Advance Percentage has been reduced as a
     --           --------
     result of the application of this clause (3), the Advance Percentage shall remain at such reduced percentage until such time as the Excess Spread Deficiency has been cured.

           (d) Funding Request Irrevocable. The notice of any proposed Funding
               ---------------------------
shall be irrevocable and binding on the Borrower, and the Borrower shall indemnify the Secured Parties against any loss or expense incurred by the Secured Parties as provided in Section 7.6 hereof.

           (e) Disbursement of Funds. No later than 3:00 P.M. (New York City
               ---------------------
time) on the date on which a Funding is to be made, each Secured Party will make available to the Borrower, in immediately available funds, the amount of the Funding required to be made by it on such day by remitting the required amount thereof to an account of the Borrower as designated in the related Funding Request.

           (f) The VFN.
               -------

                   (i) The Borrower's obligation to pay the principal of, and interest on, all amounts advanced by the Secured Parties pursuant to any Funding shall be evidenced by a single note of the Borrower (as amended, supplemented or otherwise modified and in effect from time to time, the "VFN") which shall (1) be dated the date hereof; (2) be in the stated
      ---
     principal amount equal to the Maximum Facility Limit (as reflected from time to time on the grid attached thereto); (3) bear interest as provided therein; (4) be payable to the order of the Administrative Agent for the account of the Secured Parties (in proportion to the pro rata shares of the Lending Groups based upon their respective aggregate Net Investments) and mature on the Distribution Date occurring in the calendar month seventy-eight (78) months following the Commitment Expiry Date (unless otherwise accelerated pursuant to the terms of the Basic Agreements); provided however that the principal amount of any same
                        -------- -------
     day Funding shall be due not later than the fifth Business Day immediately following such same day Funding date; (5) be entitled to the benefits of this Agreement and the other Basic Agreements; and (6) be substantially in the form of Exhibit A to this Agreement, with blanks appropriately completed in conformity herewith. In consultation with the Funding Agents, the Administrative Agent shall, and is hereby authorized to, make a notation on the schedule attached to the VFN of the date and the amount of each Funding and the date and amount of the payment of principal thereon, and prior to any transfer of the VFN, the Administrative Agent, on behalf of the Secured Parties, shall indorse the outstanding principal amount of the VFN on the schedule attached thereto. The entries made by the Administrative Agent pursuant to the preceding sentence shall be prima
                                                                      -----
     facie evidence of the existence and amounts of the obligations recorded
     -----
     therein; provided, however, that failure to make such notation shall not
              --------  -------
     adversely affect the rights of the Secured Parties with respect to the payment obligations of the Borrower hereunder and under the VFN.

               (ii) The Borrower shall have the option to prepay all or a portion of the VFN Balance on any Business Day selected by the Borrower (each, an "Optional Prepayment"), subject to the following terms and
                -------------------
     conditions:

          1. The Borrower shall have given the Administrative Agent at least two
     (2) Business Days' prior written notice of its intent to effect an Optional Prepayment;

          2. Unless such Optional Prepayment is to be effected on a Distribution Date (in which case the relevant calculations with respect to such Optional Prepayment shall be reflected on the applicable Servicer's Determination Date Certificate), the Borrower shall cause the Servicer to deliver to the Administrative Agent, the Backup

     Servicer and the Rating Agencies a Servicer's VFN Prepayment Date Certificate substantially in the form of Exhibit B-2 to the Sale and Servicing Agreement, together with evidence to the Administrative Agent, the Funding Agents, the Backup Servicer and the Rating Agencies (which evidence may consist solely of the Servicer's VFN Prepayment Date Certificate) that the Borrower shall have sufficient funds on the contemplated VFN Prepayment Date to effect the Optional Prepayment in accordance with this Agreement. Any such Servicer's VFN Prepayment Date Certificate and related evidence shall be delivered to the Administrative Agent no later than 1:00 P.M. (New York time), in draft form at least two
     (2) Business Days prior to the contemplated VFN Prepayment Date and in final form at least one Business Day prior to the contemplated VFN Prepayment Date. In effecting an Optional Prepayment, the Borrower may (i) use the proceeds of sales of the Receivables and/or Asset Backed Securities (which sales must be made in arm's-length transactions to Persons other than AFS unless such sale is in connection with a public asset-backed transaction), and (ii) give effect to Collections on deposit in the Collection Account at such time to the extent consistent with the requirements of paragraph 4 below (as evidenced by the Servicer's VFN Prepayment Date Certificate).

          3. In connection with any such Optional Prepayment that does not constitute a prepayment in full of the outstanding VFN Balance, then, following receipt by each Funding Agent of the amounts referred to in paragraph 5 below (and confirmation by each such Funding Agent to the Administrative Agent), there shall be released from the Lien of this Agreement (subject to the requirements of paragraph 4 below): (i) a portion of the Receivables constituting a part of the Pool Balance selected by the Borrower in accordance with the eligibility criteria established for the related asset-backed transaction and additionally selected in accordance with the earliest origination date of all Receivables; provided, however, that the Borrower shall not have used any adverse selection procedures with respect to the Receivables; and (ii) such other Receivables or Asset Backed Securities not then constituting part of the Pool Balance, excluding, however, any Receivable or Asset Backed Securities subject to a Repurchase Obligation ("Other Designated Receivables" or "Other Designated Asset
                  ----------------------------      ----------------------
     Backed Securities," as applicable) as the Borrower intends to sell or
     -----------------
     distribute in accordance with the terms hereof and as are designated by the Borrower and specified in the Servicer's VFN Prepayment Date Certificate (such Receivables and/or Asset Backed Securities and such Other Designated Receivables or Other Designated Asset Backed Securities, together, in each case, with the related Other Conveyed Property, being collectively referred to as the "Prepayment Related Collateral").
                                      -----------------------------

          4. After giving effect to the Optional Prepayment and the release of Prepayment Related Collateral from the Lien of this Agreement on any VFN Prepayment Date, (x) the remaining VFN Balance minus Adjusted Collections,
                                                    -----
     plus the amount of accrued and unpaid interest or discount, as applicable,
     ----
     on all outstanding Fundings, together with all accrued and unpaid fees and other costs and expenses due and owing to the Lending Groups, shall be less than or equal to the amount resulting when the effective Advance Percentage is multiplied by the remaining Pool Balance, (y) none of the Pool Limitations shall be exceeded and (z) a Termination Event or Potential Termination Event shall not have resulted;

                 For purposes of the foregoing, Adjusted Collections means the product of (i) the effective Advance Percentage, and (ii) the amount of Collections on deposit in the Collection Account as of the close of business on the Business Day preceding the date of the Servicer's VFN Prepayment Date Certificate (which Collections shall be available for distribution in accordance with Article VI of the Sale and Servicing Agreement).

          5. On the related VFN Prepayment Date, the Administrative Agent shall have received, for the benefit of the Secured Parties, in immediately available funds, an amount equal to the sum of (i) the portion of the VFN Balance to be prepaid plus (ii) an amount equal to all unpaid Carrying
                           ----
     Costs (including Carrying Costs not yet accrued) to the extent reasonably determined by the Funding Agents (and notified to the Administrative Agent) to be attributable to that portion of the Aggregate Net Investment to be prepaid plus (iii) an aggregate amount equal to the sum of all other
             ----
     amounts due and owing to the Administrative Agent, the Funding Agents and the Secured Parties under this Agreement and the other Basic Agreements, to the extent accrued to such date and to accrue thereafter, as reasonably determined by the Funding Agents (and notified to the Administrative

          Agent) to be attributable to that portion of the Aggregate Net Investment to be prepaid.

          6. In connection with the Optional Prepayment of any Funding made to the Borrower with the proceeds of Commercial Paper, the Borrower shall, on the related Interest Payment Date, pay to the related CP Lenders all interest or discount, as applicable, accrued and unpaid and to accrue through the maturity date(s) related to such Commercial Paper.

                 The Borrower hereby agrees to pay the reasonable legal fees and expenses of the Administrative Agent, the Funding Agents and the Secured Parties in connection with any Optional Prepayment (including, but not limited to, expenses incurred in connection with the release of the Lien of the Administrative Agent over the Receivables, related Other Conveyed Property in connection with such Optional Prepayment) not to exceed $25,000 annually.

                 (iii) Although the VFN shall be dated the date hereof, Carrying Costs in respect thereof shall be payable in the manner specified therein and in the other Basic Agreements only for the periods during which amounts are outstanding thereunder. In addition, although the stated principal amount of the VFN shall be equal to the Maximum Facility Limit, the VFN shall be enforceable with respect to the Borrower's obligation to pay the principal thereof only to the extent of the unpaid principal amount outstanding thereunder at the time such enforcement shall be sought. Principal on the VFN shall be payable by the Borrower in the manner and on the dates specified in the VFN and in the other Basic Agreements.

          (g) Conditions Precedent. The obligations of the Secured Parties under
              --------------------
this Agreement on any Funding Date are subject to the accuracy of the representations and warranties on the part of the Borrower made herein and in the other Basic Agreements as of such Funding Date. This Agreement shall become effective on the first day on which all of the following conditions precedent have been satisfied (the "Effective Date"):
                          --------------

                 (i) The Administrative Agent shall have received such opinions of counsel to the Sellers, the Servicer and the Borrower, in form and substance acceptable to the Administrative Agent and each

     Funding Agent, addressing such matters as each Funding Agent and the Administrative Agent, on behalf of the Secured Parties, shall request.

          (ii) The Administrative Agent shall have received a certificate of the Borrower, dated the date hereof, stating that (1) its representations and warranties made herein and in the other Basic Agreements are true and correct as of the date hereof, and (2) the Borrower has complied with all agreements and satisfied all conditions to be satisfied on its part pursuant to this Agreement and the other Basic Agreements on or prior to the date hereof.

          (iii) All conditions precedent to the authentication and delivery of the VFN under this Agreement shall have been satisfied.

          (iv) Each party to a Basic Agreement shall have performed and complied with all agreements and conditions contained in such Basic Agreement and all other documents delivered in connection herewith or therewith which are required to be performed or complied with by such party.

          (v) This Agreement, the other Basic Agreements (other than the Hedge Contracts, the Receivables Sale Agreements and the ABS Sale Agreements which will be delivered in connection with the sale of Receivables or Asset Backed Securities, as applicable), the Fee Letters, and all agreements, certificates, instruments and other documents required to be delivered in connection herewith and therewith shall have been duly authorized, executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent and the Secured Parties.

          (vi) The Administrative Agent shall have received the following, in each case in form and substance satisfactory to it:

                  (1) copy of the Trust Agreement, certified by the Secretary or an Assistant Secretary of the Trustee as of the date hereof, duly authorizing the execution, delivery and performance by the Borrower of the documents executed by or on behalf of the Borrower in connection with the transactions contemplated by this Agreement and the other Basic Agreements to which it is a party; and attesting to the names and true signatures of the person or persons executing and delivering each such document;

               (2) a copy of the resolutions of the Board of Directors of each Seller (or if either Seller is not a corporation, then comparable documents) and the Servicer, certified by the Secretary or an Assistant Secretary of such Sellers and the Servicer as of the date hereof, duly authorizing the execution, delivery and performance by the Sellers and the Servicer of each of the Basic Agreements to which each of them is a party and any other documents executed by or on behalf of the Sellers and the Servicer in connection with the transactions contemplated thereby; and an incumbency certificate of each Seller and the Servicer as to the person or persons executing and delivering each such document; and

               (3) such other documents and evidence with respect to the Borrower, the Sellers, the Servicer and the BackUp Servicer as the Administrative Agent and the Funding Agents may reasonably request in order to establish the trust or corporate existence and good standing of each thereof, the proper taking of all appropriate corporate or other proceedings in connection with the transactions contemplated by this Agreement and the other Basic Agreements and the compliance with the conditions set forth herein and therein.

             (vii) No fact or condition shall exist under applicable law or applicable regulations thereunder or interpretations thereof by any regulatory authority which, in the reasonable opinion of the Administrative Agent and the Funding Agents, would make it unlawful to issue the VFN or for the Borrower or any of the other parties thereto to perform their respective obligations under this Agreement and the other Basic Agreements.

             (viii) The Sellers and the Borrower shall have filed any financing statements or amendments thereto, wherever necessary or advisable in the judgment of the Administrative Agent and the Funding Agents, in order to perfect the transfer and assignment of the

     Receivables to the Borrower and the grant of the security interest therein to the Administrative Agent and shall have delivered file-stamped copies of such financing statements or other evidence of the filing thereof to the Administrative Agent.

              (ix) All taxes and fees due in connection with the filing of the financing statements referred to in clause (viii) of this Section 7.1(g) shall have been paid in full or duly provided for.

              (x) No action or proceeding shall have been instituted nor shall any governmental action be threatened before any court or governmental agency nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency to set aside, restrain, enjoin or prevent the performance of this Agreement or any of the other Basic Agreements or the transactions contemplated hereby or thereby.

              (xi) If applicable, each Funding Agent shall have received written confirmation from each of the Rating Agencies that the then-current ratings assigned by each of them to the Commercial Paper issued by its related CP Lender will not be reduced or withdrawn as a result of the execution and delivery of this Agreement by such CP Lender.

          (h) Maturity of Commercial Paper. HLS shall not issue any Commercial
              ----------------------------
Paper related to the VFN with a maturity in excess of ninety (90) days in connection with any financing or refinancing of an increase in the VFN.

          Section 7.2 Sharing of Payments, Etc. If any Secured Party (for
                      ------------------------
purposes of this Section 7.2 only, being a "Recipient") shall obtain any payment
                                            ---------
(whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of any interest in the VFN owned by it (other than payments made in connection with any same day Funding) in excess of its ratable share (based on the proportion of its Net Investment to the aggregate Net Investment of all Lender Groups) of payments on account of any interest in the VFN obtained by such Secured Parties entitled thereto, such Recipient shall forthwith purchase from such Secured Parties entitled to a share of such amount participations in the percentage interests owned by such Persons as shall be necessary to cause such Recipient to share the excess payment ratably with each such other Person entitled thereto; provided, however, that if all or any
                                    --------  -------
portion of such excess payment is thereafter recovered
from such Recipient, such purchase from each such other Person shall be rescinded and each such other Person shall repay to the Recipient the purchase price paid by such Recipient for such participation to the extent of such recovery, together with an amount equal to such other Person's ratable share (according to the proportion of (a) the amount of such other Person's required payment to (b) the total amount so recovered from the Recipient) of any interest or other amount paid or payable by the Recipient in respect of the total amount so recovered. Payments received by a Recipient in connection with any same day Funding shall be treated by PARCO APA Banks in the same manner set forth in this
                                                   ----
Section.

     Section 7.3 Right of Setoff. Without in any way limiting the provisions of
                 ---------------
Section 7.2, each of the Secured Parties is hereby authorized (in addition to any other rights it may have) at any time after the occurrence of a Termination Event or during the continuance of a Potential Termination Event to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Secured Party to, or for the account of, the Borrower against the amount owing by the Borrower hereunder to such Person (even if contingent or unmatured).

     Section 7.4 Interest. (a) Any Funding (or portion thereof) funded by a CP
                 --------
Lender through the issuance of Commercial Paper shall bear interest calculated at such CP Lender's applicable CP Rate.

     (b) At the option of the Borrower (and in the case of HLS, following a Wind-Down Event for HLS), any Funding (or portion thereof) made by a CP Lender other than through the issuance of Commercial Paper or by an APA Bank in such Lending Group to the Borrower pursuant to Section 7.1 hereof shall bear interest at either (i) if available from such APA Bank to the Borrower on the related Funding Date, the related Eurodollar Rate for such APA Bank or (ii) in all other cases, the related Alternate Base Rate for such APA Bank; provided that any
                                                          --------
Funding (or portion thereof) made by Eiffel other than through the issuance of Commercial Paper or by an Eiffel Liquidity Bank shall bear interest at the Eiffel Eurodollar Rate.

     (c) If any principal of, or interest on, any portion of any Funding or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to the applicable Alternate Base Rate plus 2%.
                                      ----

     (d) Accrued Interest on each Funding shall be payable in arrears on each Interest Payment Date for such Funding and upon the Commitment Expiry Date and, if applicable, upon each Interest Payment Date following the Commitment Expiry Date; provided that (i) interest accrued pursuant to paragraph (c) of this
      --------
Section 7.4 shall be payable on demand, (ii) in the event of any repayment of any Funding or prepayment (other than with respect to a CP Funding) of any Funding, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any ABR Funding or Eurodollar Funding pursuant to Section 7.7, accrued interest on such ABR Funding or Eurodollar Funding shall be payable on the Distribution Date occurring immediately after such conversion.

     (e) All interest on Fundings hereunder shall be computed on the basis of a year of 360 days, except that interest computed when an Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Eurodollar Rate shall be determined by each Funding Agent (with notice to the Administrative Agent), and such determination shall be conclusive absent manifest error.

     (f) If a Termination Event (other than a Termination Event described in clause (p) of the definition thereof) has occurred and is continuing, then interest thereafter accruing on all Fundings then existing or thereafter made shall accrue at the Alternate Base Rate plus 2.00%.

     Section 7.5 Payments Generally. All payments by the Borrower hereunder
                 ------------------
shall be at the times, and in the manner, specified in Section 6.8 of the Sale and Servicing Agreement. Notwithstanding any provision of this Agreement or the other Basic Agreements to the contrary, all amounts due and owing to the Administrative Agent, the Funding Agents and the Secured Parties by the Borrower hereunder and under the other Basic Agreements (if not due on an earlier date in accordance with the terms hereof or the other Basic Agreements) will be due and payable on the Distribution Date occurring in the month seventy-eight (78) months following the Commitment Expiry Date.

     Section 7.6 Broken Funding. In the event of (a) the payment of any
                 --------------
principal of any Eurodollar Funding other than on the last day of a Eurodollar Funding Period applicable thereto (including as a result of a Termination Event, Potential Termination Event or Optional Prepayment), (b) the conversion of any

Eurodollar Funding other than on the applicable Interest Payment Date or (c) any failure to borrow, convert, continue or prepay any Eurodollar Funding on the date specified in any notice delivered pursuant hereto, then, in any such event, the Borrower shall compensate the APA Banks, for the loss, cost and expense attributable to such event. Such loss, cost or expense to any APA Bank shall be deemed to include an amount determined by such APA Bank to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Eurodollar Funding had such event not occurred, at the Eurodollar Rate that would have been applicable to such Eurodollar Funding, for the period from the date of such event to the Interest Payment Date therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the related Eurodollar Funding Period), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such APA Bank would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the interbank eurodollar market. A certificate of any APA Bank setting forth any amount or amounts that such APA Bank is entitled to receive pursuant to this
Section 7.6 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each such APA Bank the amount shown as due on any such certificate on the next succeeding Distribution Date after receipt thereof.

     Section 7.7 Conversion and Continuation of Outstanding Advances Made by the
                 ---------------------------------------------------------------
APA Banks. Prior to the occurrence of a Termination Event or a Potential
---------
Termination Event, (a) each ABR Funding hereunder may, at the option of the Borrower, be converted to a Eurodollar Funding, (b) each Eurodollar Funding hereunder may, at the option of the Borrower, be continued as a Eurodollar Funding or converted to an ABR Funding. If a Termination Event or Potential Termination Event has occurred and is continuing, then, for so long as any such Termination Event or Potential Termination Event is continuing, (i) no outstanding Funding may be converted to, or continued as, a Eurodollar Funding,
(ii) unless repaid, each Eurodollar Funding shall be converted to an ABR Funding on the next succeeding Interest Payment Date related thereto. For any such conversion or continuation, the Borrower shall give the applicable Funding Agent irrevocable notice (each, a "Conversion/Continuation Notice") of such request
                             ------------------------------
not later than 12:30 P.M. (New York time) (i) in the case of a conversion of an ABR Funding into a Eurodollar Funding, or a continuation of a Eurodollar Funding as a Eurodollar Funding, three (3) Business Days before the date of such conversion or continuation, as applicable, and (ii) following the occurrence and continuation of a Termination Event or a Potential Termination Event, in the case of a conversion of a Eurodollar Funding into an ABR Funding or a continuation of an ABR Funding as an ABR Funding, on the

Business Day of such conversion (with a copy to the Administrative Agent). If a Conversion/Continuation Notice has not been timely delivered with respect to any ABR Funding or Eurodollar Funding, such Funding shall be automatically continued as, or converted to, an ABR Funding. Each Conversion/Continuation Notice shall specify (a) the requested date (which shall be a Business Day) of such conversion or continuation, (b) the aggregate amount and rate option applicable to the Funding which is to be converted or continued and (c) the amount and rate option(s) of Funding(s) into which such Funding is to be converted or continued. Each CP Funding and in the case of HLS, prior to the occurrence of a Wind-Down Event with respect to HLS (or upon the termination of such Wind-Down Event, if applicable), shall be continued, subject to the terms and conditions hereof, for another CP Funding Period of a duration to be agreed upon between the Borrower and such CP Lender (or, if the Borrower does not specify the duration, for a duration specified by such CP Lender).

     Section 7.8 Illegality. (a) Notwithstanding any other provision herein, if,
                 ----------
after the Effective Date, the adoption of any Law or bank regulatory guideline or any amendment or change in the interpretation of any existing or future Law or bank regulatory guideline by any Official Body charged with the administration, interpretation or application thereof, or the compliance with any directive of any Official Body (in the case of any bank regulatory guideline, whether or not having the force of Law), shall make it unlawful for any APA Bank to acquire or maintain a Eurodollar Funding as contemplated by this Agreement, (i) such APA Bank shall promptly, after becoming aware thereof, notify the Funding Agent and the Borrower thereof, (ii) the commitment of such APA Bank hereunder to make a portion of a Eurodollar Funding, continue any portion of a Eurodollar Funding as such and convert an ABR Funding to a Eurodollar Funding shall forthwith be cancelled, and such cancellation shall remain in effect so long as the circumstance described above exists, and (iii) such APA Bank's portion of any Eurodollar Funding then outstanding shall be converted automatically to an ABR Funding on the last day of the related Eurodollar Funding Period, or within such earlier period as required by law.

     If any such conversion of a portion of a Eurodollar Funding occurs on a day which is not the last day of the related Eurodollar Funding Period, the Borrower shall pay to such APA Bank such amounts, if any, as may be required to compensate such APA Bank pursuant to Section 7.6 hereof. If circumstances subsequently change so that it is no longer unlawful for an affected APA Bank to acquire or to maintain a portion of a Eurodollar Funding as contemplated hereunder, such APA Bank will, as soon as reasonably practicable after such APA Bank knows of such change in circumstances, notify the Borrower, and the related Funding Agent

(with a copy to the Administrative Agent), and upon receipt of such notice, the obligations of such APA Bank to acquire or maintain its acquisition of portions of Eurodollar Fundings or to convert its portion of an ABR Funding into portions of Eurodollar Fundings shall be reinstated.

              (b) Each APA Bank agrees that, upon the occurrence of any event giving rise to the operation of Section 7.8(a) with respect to such APA Bank, it will, if requested by the Borrower and to the extent permitted by law or by the relevant Official Body, endeavor in good faith to change the office at which it books its portions of Eurodollar Fundings hereunder if such change would make it lawful for such APA Bank to continue to acquire or to maintain its acquisition of portions of Eurodollar Fundings hereunder; provided that such change may be
                                              --------
made in such manner that such APA Bank, in its sole determination, suffers no unreimbursed cost or expense or any other disadvantage whatsoever.

              Section 7.9 Inability to Determine Eurodollar Rate. If, prior to
                          --------------------------------------
the first day of any Eurodollar Period:

                     (i) the applicable Funding Agent shall have determined (which determination in the absence of manifest error shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Eurodollar Funding Period; or

                     (ii) the applicable Funding Agent shall have received notice from one or more of the APA Banks in its Lending Group that the Eurodollar Rate determined or to be determined for such Eurodollar Funding Period will not adequately and fairly reflect the cost to such APA Banks (as conclusively certified by such APA Banks) of purchasing or maintaining their affected portions of Eurodollar Fundings during such Eurodollar Funding Period;

then, in either such event, such Funding Agent shall give telecopy or telephonic notice thereof (confirmed in writing) to the Administrative Agent, the Borrower and the APA Banks in its Lending Group as soon as practicable thereafter. Until such notice has been withdrawn by such Funding Agent, no further Eurodollar Fundings shall be made with respect to such Lending Group. Each Funding Agent agrees to withdraw any such notice as soon as reasonably practicable after it is notified of a change in circumstances which makes such notice inapplicable.

     Section 7.10 Fees. The Borrower hereby agrees to pay to each Funding Agent,
                  ----
for the account of the Secured Parties in its Lending Group (and, if applicable, itself), the fees specified in the Fee Letter. Such payments shall be made to the Funding Agents on the dates and in the manner specified in the Fee Letters.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     Section 8.1 Indemnity. Without limiting any other rights which the Secured
                 ---------
Parties may have hereunder or under applicable law, the Borrower agrees to indemnify the Secured Parties, the Administrative Agent and the Securities Intermediary and any of their permitted assigns and their respective agents, officers, directors and employees (collectively, "Indemnified Parties") from and
                                                  -------------------
against any and all damages, losses, claims, liabilities, costs and expenses, including reasonable attorneys' fees (which such attorneys may be employees of the Secured Parties, the Administrative Agent and the Securities Intermediary) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of
 -------------------
or as a result of this Agreement and the other Basic Agreements, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of an Indemnified Party or (ii) recourse (except as otherwise specifically provided in this Agreement and the other Basic Agreements) for uncollectible Receivables, Asset Backed Securities and Other Conveyed Property. Such Indemnified Amounts shall be paid in accordance with the terms of the other Basic Agreements. Without limiting the generality of the foregoing, the Borrower shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

     (a) reliance on any representation or warranty made by the Borrower (or any officers of the Borrower) under or in connection with this Agreement or any of the other Basic Agreements, any Funding Request or any other information or report delivered by the Borrower pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

     (b) the failure by the Borrower to comply with any applicable law, rule or regulation with respect to the Collateral, or the nonconformity of the Collateral with any such applicable law, rule or regulation;

     (c) the failure to vest and maintain vested in the Administrative Agent on behalf of the Secured Parties a first priority perfected security interest in the

Collateral (including, without limitation, all Financed Vehicles securing Receivables), free and clear of any Lien (other than the Lien of this Agreement);

     (d) the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to all or any part of the Collateral or the failure to note the lien of the Borrower and/or the Administrative Agent, on behalf of the Secured Parties, on the certificate of title to any Financed Vehicle securing a Receivable, which failure has an adverse effect on the validity, perfected status or priority of the security interest granted to the Administrative Agent on behalf of the Secured Parties under this Agreement;

     (e) any valid dispute, claim, offset or defense (other than discharge in bankruptcy of the related Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable not being legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of a Financed Vehicle or services related to such Receivable or the furnishing or failure to furnish such Financed Vehicle or services;

     (f) any failure of the Borrower to perform its duties, covenants or obligations in accordance with the provisions of this Agreement;

     (g) any product liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the related Financed Vehicle or related merchandise or services which are the subject of any Receivable; or

     (h) the co-mingling of Collections with any other funds;

     provided, however, that if a CP Lender enters into agreements for the
     --------  -------
purchase of interests in receivables from one or more Other Transferors, such CP Lender shall allocate such Indemnified Amounts which are in connection with its activities to the Borrower and each Other Transferor; and provided further that
                                                          -------- -------
if such Indemnified Amounts are attributable to the Borrower and not attributable to any Other Transferor, the Borrower shall be solely liable for such Indemnified Amounts or, if such Indemnified Amounts are attributable to Other Transferors and not attributable to the Borrower, such Other Transferors shall be solely liable for such Indemnified Amounts.

     Section 8.2  Indemnity for Reserves and Expenses. (a) If after the date
                  -----------------------------------
hereof, the adoption of any Law or bank regulatory guideline or any amendment or change in the interpretation of any existing or future Law or bank regulatory guideline by any Official Body charged with the administration, interpretation or application thereof, or the compliance with any directive of any Official Body (in the case of any bank regulatory guideline, whether or not having the force of Law):

          (1) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Agreement, the other Basic Agreements, any Asset Purchase Agreement, any liquidity agreement between a CP Lender and one or more financial institutions relating to this Agreement, the Collateral or payments of amounts due hereunder or thereunder or its obligation to advance funds under any agreement or otherwise in respect of this Agreement, the other Basic Agreements, any Asset Purchase Agreement, any liquidity agreement between a CP Lender and one or more financial institutions relating to this Agreement, or the Collateral; or

          (2) imposes upon any Indemnified Party any other expense (including, without limitation, reasonable attorneys' fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to this Agreement, the other Basic Agreements, any Asset Purchase Agreement, any liquidity agreement between a CP Lender and one or more financial institutions relating to this Agreement, the Collateral or payments of amounts due hereunder or thereunder or its obligation to advance funds under any agreement or otherwise in respect of this Agreement, the other Basic Agreements, any Asset Purchase Agreement, any liquidity agreement between a CP Lender and one or more financial institutions relating to this Agreement, or the Collateral;

and the result of any of the foregoing is to increase the cost to such Indemnified Party with respect to this Agreement, the other Basic Agreements, any Asset Purchase Agreement, any liquidity agreement between a CP Lender and one or more financial institutions relating to this Agreement, the Collateral and the obligations hereunder and thereunder, by an amount reasonably deemed by such Indemnified Party to be material, then, on the next succeeding Distribution Date after demand by a Funding Agent, the Borrower shall pay to such Funding Agent, for the benefit of such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party for such increased cost; provided that no such
                                                           --------
amount shall be payable with respect to any period commencing more than two hundred seventy (270) days prior to the date such Funding Agent first notifies the Borrower of its intention to demand compensation therefor under this Section 8.2(a); provided further that if such change in Law, rule or regulation giving
        -------- -------
rise to such increased costs or reductions is retroactive, then such 270-day period shall be extended to include the period of retroactive effect thereof.

     (b) If any Indemnified Party shall have determined that after the date hereof, the adoption of any applicable Law or bank regulatory guideline regarding capital adequacy, or any change therein, or any change in the interpretation thereof by any Official Body, or any directive regarding capital adequacy (in the case of any bank regulatory guideline, whether or not having the force of law) of any such Official Body, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or under any of the Basic Agreements, any Asset Purchase Agreement, any liquidity agreement between a CP Lender and one or more financial institutions relating to this Agreement, or with respect hereto or thereto to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount reasonably deemed by such Indemnified Party to be material, then from time to time, within ten (10) days after demand by a Funding Agent, the Borrower shall pay to such Funding Agent, for the benefit of such Indemnified Party, such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction; provided
                                                                      --------
that no such amount shall be payable with respect to any period commencing two hundred seventy (270) days prior to the date such Funding Agent first notifies the Borrower of its intention to demand compensation under this Section 8.2(b); provided further that if such change in Law, rule or regulation giving rise to
-------- -------
such increased costs or reductions is retroactive, then such 270-day period shall be extended to include the period of retroactive effect thereof.

     (c) The Administrative Agent, the Securities Intermediary and each Funding Agent will promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle an Indemnified Party to compensation pursuant to this Article VIII. A notice by the Administrative Agent or a Funding Agent claiming compensation for the benefit of an Indemnified Party under this Article VIII and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent, the Securities Intermediary or such Funding Agent may use any reasonable averaging and attributing methods.

     Section 8.3  Indemnity for Taxes. (a) All payments made by the Borrower
                  -------------------
under this Agreement and any other Basic Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Official Body, excluding (i) taxes imposed on the
                                           ---------
net income of the Administrative Agent, the Securities Intermediary, any Funding Agent or any other Indemnified Party, however denominated, and (ii) franchise taxes imposed on any of them in lieu of income taxes, in each case imposed: (1) by the United States or any political subdivision or taxing authority thereof or therein; (2) by any jurisdiction under the laws of which the Administrative Agent, the Securities Intermediary, any Funding Agent or such Indemnified Party or lending office is organized or in which its lending office is located, managed or controlled or in which its principal office is located or any political subdivision or taxing authority thereof or therein; or (3) by reason of any connection between the jurisdiction imposing such tax and the Administrative Agent, the Securities Intermediary, any such Funding Agent, such Indemnified Party or such lending office other than a connection arising solely from this Agreement or any other Basic Agreement or any transaction hereunder or thereunder (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings, collectively or individually, "Taxes"). If any such
                                                           -----
Taxes are required to be withheld from any amounts payable to the Administrative Agent, the Securities Intermediary, any Funding Agent or any Indemnified Party hereunder, the amounts so payable to the Administrative Agent, the Securities Intermediary, any such Funding Agent or such Indemnified Party shall be increased to the extent necessary to yield to such Person (after payment of all Taxes) all amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Basic Agreements. The Borrower shall indemnify the Administrative Agent, the Securities Intermediary, any Funding Agent or any such Indemnified Party for the full amount of any such Taxes on the Distribution Date immediately succeeding the date of written demand therefor by such Person.

     (b) Each Indemnified Party that is not incorporated under the laws of the United States of America or a state thereof or the District of Columbia shall:

          (i) deliver to the Borrower and to the related Funding Agent (A) two duly completed copies of IRS Form 1001 or Form 4224, or successor applicable form, as the case may be, and (B) if applicable, an IRS Form W-8 or W-9, or successor applicable form, as the case may be;

          (ii) deliver to the Borrower and to the related Funding Agent two (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

          (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or such Funding Agent;

unless, in any such case, an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Indemnified Party from duly completing and delivering any such form with respect to it, and such Indemnified Party so advises the Borrower and the related Funding Agent. Each such Indemnified Party so organized shall certify (i) in the case of an IRS Form 1001 or IRS Form 4224, that it is entitled to receive payments under the this Agreement and the other Basic Agreements without deduction or withholding of any United States federal income taxes and (ii) in the case of an IRS Form W-8 or IRS Form W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that becomes a party to this Agreement as an APA Bank, shall, prior to the effectiveness of such assignment, participation or addition, as applicable, be required to provide all of the forms and statements required pursuant to this
Section 8.3.

     Section 8.4  Other Costs, Expenses and Related Matters. The Borrower
                  -----------------------------------------
agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save the Secured Parties, the Administrative Agent, and the Securities Intermediary harmless against liability for the payment of, all reasonable out-of-pocket expenses (including, without limitation, all reasonable attorneys', accountants' and other third parties' fees and expenses, and any filing fees and expenses incurred by officers or employees of the Secured Parties, the Administrative Agent, or the Securities Intermediary) incurred by or on behalf of any Secured Party, the Administrative

Agent or the Securities Intermediary (i) in connection with the negotiation, execution, delivery and preparation of this Agreement and the other Basic Agreements and any documents or instruments delivered pursuant hereto or thereto and the transactions contemplated hereby and thereby and (ii) from time to time
(a) relating to any amendments, waivers or consents under this Agreement and the other Basic Agreements, (b) arising in connection with the Administrative Agent's, the Securities Intermediary, the Secured Parties' or their respective agents' enforcement or preservation of rights (including, without limitation, the perfection and protection of the Administrative Agent's first priority security interest in the Collateral), or (c) arising in connection with any audit, dispute, disagreement, litigation or preparation for litigation involving this Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

     Section 9.1  Further Assurances. Each party hereto shall take such action
                  ------------------
and deliver such instruments to any other party hereto, in addition to the actions and instruments specifically provided for herein, as may be reasonably requested or required to effectuate the purpose or provisions of this Agreement or to confirm or perfect any transaction described or contemplated herein.

     Section 9.2  Waiver. Any waiver by any party of any provision of this
                  ------
Agreement or any right, remedy or option hereunder shall only prevent and estop such party from thereafter enforcing such provision, right, remedy or option if such waiver is given in writing and only as to the specific instance and for the specific purpose for which such waiver was given. The failure or refusal of any party hereto to insist in any one or more instances, or in a course of dealing, upon the strict performance of any of the terms or provisions of this Agreement by any party hereto or the partial exercise of any right, remedy or option hereunder shall not be construed as a waiver or relinquishment of any such term or provision, but the same shall continue in full force and effect.

     Section 9.3  Amendments; Waivers. (a) Subject to the next succeeding
                  -------------------
provisos and Section 9.3(b), no amendment, waiver, supplement, modification or discharge of any provision of this Agreement shall be effective unless the Rating Agency Condition shall have been satisfied and such waiver or modification shall be in writing and signed by the Borrower, the Administrative Agent, and the Funding Agents in respect of the Required Lending Groups, and then such amendment, waiver, supplement, modification or discharge shall be effective only in the specific instance and for the specific purpose for which given; provided that no such action that (i) increases or decreases the Facility
       --------
Limit of any Lending Group hereunder, (ii) reduces amounts payable hereunder to the Administrative Agent, any Secured Party or any Funding Agent, (iii) modifies in any way the payment of interest and/or discount, fees, indemnities and other amounts to any Secured Party hereunder (or to the Administrative Agent or to any Funding Agent on its behalf), including any defined terms necessary to calculate any such amounts, (iv) extends the Commitment Expiry Date or maturity of any amount due hereunder or, except in the case of HLS, affects the ability of any CP Lender to assign its interests to its related APA Banks under its Asset Purchase Agreement, (v) amends, modifies or waives any definition used herein which relates to or refers to a specific Secured Party, (vi) increases the Commitment of any APA Bank, or (vii) modifies the provisions of Section 7.1 or this Section 9.3 or the definition of "Required Lending Group" or any other provision hereof specifying the number or percentage of APA Banks required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder; shall in any case be effective without the prior written consent of such Person(s) affected thereby; provided
                                                                      --------
further that no such action that affects the rights, duties or obligations of
-------
the Administrative Agent or of any Funding Agent shall be effective without the prior written consent of the Person(s) affected thereby. In the case of any waiver, each of the parties hereto shall be restored to its former position and rights hereunder, and any Termination Event or Servicer Termination Event waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Termination Event or Servicer Termination Event, or impair any right consequent thereon.

     (b) It is the intent of the parties hereto that the Borrower have the right to amend this Agreement solely to add an additional lender or additional lenders, subject to the approval of the Administrative Agent and each Funding Agent party hereto, which shall not be unreasonably withheld or delayed.

     Section 9.4  Severability. In the event that any provision of this
                  ------------
Agreement or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Agreement, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of any other provision of this Agreement. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Administrative Agent or any of the Secured Parties hereunder is unavailable or unenforceable shall not affect in any way the ability of the Administrative Agent or any of the Secured Parties to pursue any other remedy available to it or them (subject, however, to any provisions of this Agreement that expressly limit the exercise of such remedies).

     Section 9.5  Nonpetition Covenant. Notwithstanding any prior termination of
                  --------------------
this Agreement, each of the parties hereto agrees that it shall not, prior to one year and one day after the Termination Date, institute against, or join with any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of any jurisdiction. The parties agree that damages will be an inadequate remedy for breach of this covenant and that this covenant may be specifically enforced.

     Section 9.6  Notices. All notices, demands, certificates, requests and
                  -------
communications hereunder ("notices") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient at its address set forth in Annex A to the Sale and Servicing Agreement. A copy of each notice given hereunder to any party hereto shall also be given to (without duplication) the Borrower, the Funding Agents and the Administrative Agent. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

     Section 9.7  Term of this Agreement. This Agreement shall continue in
                  ----------------------
effect until the Termination Date. On such Termination Date, this Agreement shall terminate, all obligations of the parties hereunder shall cease and terminate and the Collateral, if any, held hereunder and not to be used or applied in discharge of any obligations of the Borrower in respect of the Secured Obligations or otherwise under this Agreement or any of the other Basic Agreements, shall be released to and in favor of the Borrower; provided that the
                                                               --------
provisions of Sections 3.4, 3.5, 7.6, 9.5, and 9.13 and Article VIII shall survive any termination of this Agreement and the release of any Collateral upon such termination.

     Section 9.8  Assignments; Third-Party Rights. This Agreement shall be a
                  -------------------------------
continuing obligation of the parties hereto and shall (i) be binding upon the parties and their respective successors and assigns, and (ii) inure to the benefit of and be enforceable by each Secured Party and the Administrative Agent for the benefit of the Secured Parties, and by their respective successors, transferees and assigns. The Borrower may not assign this Agreement, or delegate any of its duties hereunder, without the prior written consent of all of the Secured Parties.

     Section 9.9  Consent of Required Lending Groups. In the event that the
                  ----------------------------------
consent of the Required Lending Groups is required under the terms hereof or under the terms of any Basic Agreement, it is understood and agreed that, except as otherwise provided expressly herein, the determination whether to grant or withhold such consent shall be made solely by each Secured Party in its sole and absolute discretion.

     Section 9.10  Limitation of Liability. The Administrative Agent shall not
                   -----------------------
have any obligations under this Agreement or any other Basic Agreement other than those specifically set forth herein or therein, and no implied obligations of the Administrative Agent shall be read into this Agreement or any other Basic Agreement. Without limiting any other provision hereof, the parties further expressly acknowledge and agree that in no event shall The Chase Manhattan Bank be liable under or in connection with this Agreement for indirect, special or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed.

     Section 9.11  Counterparts. This Agreement may be executed in two or more
                   ------------
counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

     Section 9.12  Headings. The headings of Sections and paragraphs and the
                   --------
Table of Contents contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation.

     Section 9.13  No Recourse Against Certain Parties. No recourse under or
                   -----------------------------------
with respect to any obligation, covenant or agreement (including, without limitation, any obligation or agreement to pay fees or any other amount) of the Borrower contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any incorporator, Affiliate, stockholder, officer, employee, director or agent of the Borrower solely by virtue of its acting in such capacity, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Borrower contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant thereto or in connection herewith are, in each case, solely the corporate obligations of the Borrower, and that no personal liability whatsoever shall attach to or be incurred by any incorporator, stockholder, Affiliate, officer, employee, director or agent of the Borrower, or any of them, under or by reason of any of the obligations, covenants or agreements of the Borrower contained in this Agreement or in any other such instrument, document or agreement, or which are implied therefrom, and that any and all personal liability of every such incorporator, stockholder, affiliate, officer, employee, director or agent of the Borrower for breaches by the Borrower of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that the
                                                             --------
foregoing shall not relieve any such Person from any liability it might otherwise have as a result of its fraudulent actions or omissions.

     Section 9.14  Respective Rights of the Borrower and the Secured Parties in
                   ------------------------------------------------------------
the Collateral. The Borrower hereby acknowledges and agrees that its interest in
--------------
the Collateral is subject and subordinate in all respects to its pledge of the Collateral to the Secured Parties under this Agreement and that the Administrative Agent holds the Collateral for the Secured Parties hereunder.

     Section 9.15  Consents. (a) Each of the parties hereto consents to
                   --------
Amendment No. 1, dated as of March 30, 2001, to the Sale and Servicing Agreement for purposes of Section 11.1 of the Sale and Servicing Agreement.

     (b) Each of the parties hereto irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the State of New York located in the city and county of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and related to or in connection with this Agreement, the other Basic Agreements or the transactions contemplated hereunder or thereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit or action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, each of the parties hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or any of the other Basic Agreements or the subject matter hereof or thereof may not be litigated in or by such courts. The Borrower hereby irrevocably appoints and designates The Prentice-Hall Corporation System, 500 Central Avenue, Albany, New York 12206-2290, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. The Borrower agrees that service of such process upon such Person shall constitute personal service of such process upon it. Nothing contained in this Agreement shall limit or affect the rights of any party hereto to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Basic Agreements against the Borrower or its property in the courts of any jurisdiction.

     Section 9.16  Trial by Jury Waived. Each of the parties hereto waives, to
                   --------------------
the fullest extent permitted by law, any right it may have to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with this Agreement, any of the other Basic Agreements or any of the transactions contemplated hereunder or thereunder. Each of the parties hereto
(a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to enter into this Agreement and the other Basic Agreements to which it is a party, by among other things, this waiver.

     Section 9.17  Liabilities and Rights of Funding Agents. (a) Notwithstanding
                   ----------------------------------------
any provision of this Agreement or any other Basic Agreement: (i) no Funding Agent shall have any obligations under this Agreement or any other Basic Agreement other than those specifically set forth herein and therein, and no implied obligations of any Funding Agent shall be read into this Agreement or any other Basic Agreement; and (ii) in no event shall any Funding Agent be liable under or in connection with this Agreement or any other Basic Agreement for indirect, special, or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed. Neither shall any Funding Agent nor any of their respective directors, officers, agents or employees be liable for any action taken or omitted to be taken in good faith by it or them under or in connection with this Agreement or any other Basic Agreement, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, each Funding Agent (a) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (b) shall not be responsible to the Secured Parties, the Sellers, the Servicer or the Borrower for any statements, warranties or representations made in or in connection with this Agreement or the other Basic Agreements (except for its own), (c) shall not be responsible to the Secured Parties, the Sellers, the Servicer or the Borrower for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Basic Agreements (except with respect to itself),
(d) shall incur no liability under or in respect of any of the Commercial Paper or other obligations of the CP Lenders under this Agreement or the other Basic Agreements and (e) shall incur no liability under or in respect of this Agreement or the other Basic Agreements by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. Notwithstanding anything else herein or in the other Basic Agreements, it is agreed that where a Funding Agent may be required under this Agreement or the other Basic Agreements to give notice of any event or condition or to take any action as a result of the occurrence of any event or the existence of any condition, such Funding Agent agrees to give such notice or take such action only to the extent that it has actual knowledge of the occurrence of such event or the existence of such condition, and shall incur no liability for any failure to give such notice or take such action in the absence of such knowledge.

     (b) Each of the Funding Agents hereby represents and warrants to the Sellers and the Servicer that it is duly authorized to act on behalf of any CP Lender and APA Bank in its related Lending Group.

     (c) Each Funding Agent other than the HLS Funding Agent and the Eiffel Funding Agent hereby confirms that the APA Banks in its related Lender Group have executed and delivered the related Asset Purchase Agreement and, by such execution and delivery, have assumed all of the rights and obligations of the APA Banks hereunder and under the other Basic Agreements. Except with respect to HLS and Eiffel, upon effectiveness of this Agreement and, with respect to each APA Bank, upon effectiveness of its related Asset Purchase Agreement, each APA Bank shall have all of the rights and benefits of an "APA Bank" hereunder and under the other Basic Agreements, and each APA Bank shall assume, and be bound by and liable for, all of the duties and obligations of an "APA Bank" hereunder and thereunder to the extent specified herein and therein, in each case as if such rights, benefits, duties, and obligations were set forth in their entirety in the related Asset Purchase Agreement.

     (d) All actions taken by the Secured Parties in a Lending Group hereunder and under the Basic Agreements shall be taken by the related Funding Agent on behalf of such Secured Party.

     Section 9.18  CP Lenders Generally. (a) Each of the parties hereto hereby
                   --------------------
agrees that it will not institute against, or join with any other Person in instituting against, a CP Lender any bankruptcy, insolvency, reorganization or similar proceeding so long as any Commercial Paper or other notes issued by such Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such CP Lender's Commercial Paper or other notes shall have been outstanding.

     (b) Notwithstanding anything to the contrary contained herein, the obligations of a CP Lender under this Agreement are solely the corporate obligations of such CP Lender and (i) in the case of obligations of a CP Lender other than Commercial Paper, shall be payable at such time as funds are actually received by, or are available to, such CP Lender, in excess of funds necessary to pay in full all of its outstanding Commercial Paper and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such CP Lender, but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11, United States Code (Bankruptcy)) of any such party against a CP Lender, shall be subordinated to the payment in full of all of such Lender's outstanding Commercial Paper.

     No recourse under any obligation, covenant or agreement of a CP Lender contained in this Agreement shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such CP Lender or any of their Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of each CP Lender, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such CP Lender or any of its Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of such CP Lender contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by a CP Lender of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that the foregoing
                                                   --------
shall not relieve any such Person from any liability it might otherwise have as a result of their willful misconduct or of fraudulent actions taken or fraudulent omissions made by them.

     (c) Each of the parties hereto hereby waives any right to setoff which it may have or to it may be entitled against a CP Lender or its assets.

     Section 9.19  Governing Law. This Agreement shall be governed by and
                   -------------
construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the laws of the State of New York.

     Section 9.20  No Recourse. It is expressly understood and agreed by the
                   -----------
parties hereto that (a) this Agreement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose of binding only the Borrower, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Agreement or any other related documents.

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Security and Funding Agreement as of the date set forth on the first page hereof.


                                        AMERICREDIT MANHATTAN TRUST, as
                                         Borrower


                                        By: Bankers Trust (Delaware), solely
                                             in its capacity as Trustee



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        THE CHASE MANHATTAN BANK,
                                         as Administrative Agent on behalf of
                                         the Secured Parties


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        THE CHASE MANHATTAN BANK,
                                         as PARCO Funding Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        PARK AVENUE RECEIVABLES
                                         CORPORATION,
                                         as a Secured Party



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        ING BARING (U.S.) CAPITAL
                                        MARKETS, LLC,
                                         as HLS Funding Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        HOLLAND LIMITED
                                        SECURITIZATION, INC.,
                                         as a Secured Party



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        EIFFEL FUNDING, LLC,
                                         as a Secured Party


                                        By: Global Securitization Services, LLC,
                                            its Manager


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        CDC FINANCIAL PRODUCTS INC.,
                                         as Eiffel Funding Agent



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT A

                                     FORM OF
                              VARIABLE FUNDING NOTE

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OF TRANSFER OF THIS NOTE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND (A) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR (B) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.

March 30, 2001

     Reference is hereby made to that certain Amended and Restated Security and Funding Agreement, dated as of March 30, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, the "Security and Funding
                                                         --------------------
Agreement") by and among AmeriCredit Manhattan Trust, a Delaware business trust,
---------
as borrower (the "Borrower"), The Chase Manhattan Bank, a New York banking
                  --------
corporation, as administrative agent (in such capacity, the "Administrative
                                                             --------------
Agent") and as securities intermediary, and the several funding agents, lenders
-----
and financial institutions party thereto from time to time (collectively, the "Secured Parties") Capitalized terms used herein and not otherwise defined
 ---------------
herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Security and Funding Agreement.

     FOR VALUE RECEIVED, the Borrower hereby promises to pay to the order of the Administrative Agent, for the account of and for the benefit of the Secured Parties at the principal office of the Administrative Agent at 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention: Structured Finance Services, a principal sum equal to SIX HUNDRED TWENTY FIVE MILLION

DOLLARS ($625,000,000), in lawful money of the United States of America and in immediately available funds.

     The date and amount of each Funding extended by the Secured Parties to the Borrower under the Security and Funding Agreement, and each payment of principal thereof, shall be recorded by the Administrative Agent, for the account of the applicable Secured Parties, on its books and, prior to any transfer of this Note (or, at the discretion of the Secured Parties, at any other time), indorsed by the Administrative Agent, on behalf of the Secured Parties, on the schedule attached hereto or on any continuation thereof. Although the stated principal amount of this Note is as stated above, this Note shall be enforceable only with respect to the Borrower's obligation to pay the principal hereof to the extent of the unpaid principal amount of the Fundings outstanding under the Security and Funding Agreement at the time such enforcement shall be sought.

     Carrying Costs in respect of the outstanding principal amount of this Note shall accrue at the rate or rates from time to time in effect pursuant to the Security and Funding Agreement and payable to the Administrative Agent for the benefit of the Secured Parties of such Carrying Costs on the dates and in the manner provided for in the Sale and Servicing Agreement and the Security and Funding Agreement; provided that, in all events, Carrying Costs constituting
                   --------
Accrued Discount shall be payable by the Borrower on any day on which outstanding Commercial Paper issued by a CP Lender to fund its Net Investment matures. Carrying Costs due and payable hereunder shall be payable in accordance with the priorities set forth in Section 6.8 of the Sale and Servicing Agreement.

     Principal in an amount equal to the Targeted Monthly Principal Payment, if any, will be due and payable on each Distribution Date in accordance with the priorities set forth in Section 6.8 of the Sale and Servicing Agreement. Unless otherwise due and payable on an earlier date in accordance with the terms of the Basic Agreements, the entire outstanding principal amount of this Note and accrued interest thereon will be due and payable on the Distribution Date occurring in the calendar month seventy-eight (78) months following the Commitment Expiry Date; provided however that the principal amount of any same
                        -------- -------
day Funding shall be due no later than the fifth Business Day immediately following such same day Funding date.

     Following the occurrence of a Termination Event, the Administrative Agent may, with the consent of the Required Lending Groups, or shall, at the direction of the Required Lending Groups, declare all amounts due hereunder to be immediately due and payable and exercise all remedies available to it pursuant to the

Basic Agreements and applicable law; provided that, upon the occurrence of an
                                     --------
Insolvency Event with respect to the Borrower, all such amounts immediately shall become due and owing automatically without the need for presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

     The Borrower's obligation to make payments hereunder shall be a limited recourse obligation of the Borrower, payable solely from the Collateral, and no recourse shall be had hereunder to the Borrower for payment hereunder except to the extent of the Collateral. This Note does not purport to summarize the Security and Funding Agreement or the other Basic Agreements, and reference is hereby made to such agreements for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby.

     The Borrower shall pay all costs of collection of any amount due hereunder when incurred including, without limitation, reasonable attorney's fees and expenses, and including all costs and expenses actually incurred in connection with the pursuit by the Administrative Agent, on behalf of and at the direction of the Secured Parties, of any of their rights or remedies referred to herein or in the Security and Funding Agreement, or the protection of, or realization upon, Collateral, and all such costs shall be payable in accordance with the terms of the Security and Funding Agreement.

     The Borrower hereby waives presentment, notice of dishonor, protest and other notice or formality with respect to this Note.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Variable Funding Note as of the date and year first above written.


                                        AMERICREDIT MANHATTAN TRUST

                                        By: Bankers Trust (Delaware), solely in
                                             its capacity as Trustee


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: